                                                                  EXHIBIT (b)(2)

--------------------------------------------------------------------------------

                                 INFORMATION FOR

                            THE BOARD OF DIRECTORS OF


                            [PLASTI-LINE, INC. LOGO]


                               J.C. Bradford & Co.


                                OCTOBER 31, 1997


--------------------------------------------------------------------------------

    I.        Summary Analysis

   II.        Comparable Company Analysis

  III.        Discounted Cash Flow Analysis

   IV.        LBO Analysis

    V.        Comparable Transaction Analysis

   VI.        Premium Analysis

  VII.        Stock Price and Ownership Profiles

 VIII.        Operating Margin Comparison with Zimmerman

   IX.        Appendices

              A. Company Projection Model

              B. 10-Year Historical Financial Information

INVESTMENT BANKING GROUP

                    PLASTI-LINE, INC. -- COMPANY PROJECTIONS
              SUMMARY VALUATION MULTIPLES AT PROPOSED $14.50 OFFER

                                                                  (in thousands)

Proposed Offer Price:                        $ 14.50
Current Shares Outstanding:                    3,869
                                             -------
         Equity Value                        $56,099
Add: Debt, Net of Cash                         5,211
                                             -------
         Market Capitalization               $61,310

       PRICE TO TRAILING EARNINGS MULTIPLE
Equity Value                                 $ 56,099

LTM Earnings Ended 9/30/97                      3,658
                                             --------
Multiple                                         15.3x

         PRICE TO 1997 EARNINGS MULTIPLE
Equity Value                                 $ 56,099

Estimated Earnings Ended 12/31/97               4,802
                                             --------
Multiple                                         11.7x

         PRICE TO 1998 EARNINGS MULTIPLE
Equity Value                                 $ 56,099

Estimated Earnings Ended 12/31/98               5,265
                                             --------
Multiple                                         10.7x

          PRICE TO BOOK VALUE MULTIPLE
Equity Value                                 $ 56,099

Current Book Value 9/30/97                     28,178
                                             --------
Multiple                                         2.0x

          PRICE TO LTM EBITDA MULTIPLE
Equity Value plus Debt, Net of Cash          $ 61,310

LTM EBITDA  9/30/97                             9,160
                                             --------
Multiple                                          6.7x

          PRICE TO 1997 EBITDA MULTIPLE
Equity Value plus Debt, Net of Cash(1)       $ 71,257

Estimated EBITDA  12/31/97                     10,948
                                             --------
Multiple                                          6.5x

          PRICE TO LTM REVENUE MULTIPLE
Equity Value plus Debt, Net of Cash          $ 61,310

LTM Revenue Ended  9/30/97                    129,128
                                             --------
Multiple                                         0.47x

(1) Total debt, net of cash at 12/31/97 is projected to be $15,158.

INVESTMENT BANKING GROUP

                SUMMARY OF PROJECTIONS PROVIDED BY MANAGEMENT

                                                                                                        (Numbers in Thousands)
                                                                                                  (Fiscal Year Ended December)

                                                PROJECTED SUMMARY INCOME STATEMENT

                         1997           1998           1999            2000            2001            2002          CAGR%
                      ---------      ---------      ---------       ---------       ---------       ---------      ---------
Revenues              $ 142,000       $ 157,140       $ 163,020       $ 174,000       $ 186,180       $ 199,213         7.0%
Operating Income          8,848           9,922          10,885          12,629          14,768          16,870        13.8%
Pre-tax Income            8,004           8,775           9,869          12,023          14,556          17,035        16.3%

                                                HISTORICAL SUMMARY INCOME STATEMENT

                         1991           1992           1993            1994            1995            1996          CAGR%
                      ---------      ---------      ---------       ---------       ---------       ---------      ---------

Revenues              $  72,422       $  84,334       $  91,113       $  78,162       $ 103,818       $ 131,179        12.6%
Operating Income          2,708           4,638           5,327          (4,649)          3,242           6,522        19.2%
Pre-tax Income            1,739           4,006           4,643          (5,361)          2,202           4,929        23.2%

INVESTMENT BANKING GROUP

                   SUMMARY VALUATION FOR PLASTI-LINE, INC.

                                                (in thousands, except per share)

------------------------------------
PROPOSED MARKET VALUATION:

                              SIGN
                            -------
Proposed offer price        $ 14.50
Shares outstanding            3,869
  ---------------------------------
  EQUITY MKT CAP OF OFFER:  $56,099
  ---------------------------------

-----------------------------------

--------------------------------------------------------------------------------
COMPARABLE COMPANY VALUATION

                                                                                 ----------------
                                                                                  IMPLIED PRICES
                                                       LOW          HIGH         ----------------
                                    FINANCIALS        MULT.        MULT.          LOW      HIGH
                                    ----------        ------       ------        ------   -------
Trailing Earnings (3)(4)            $  3,779            9.6x        18.9x        $ 9.41    $18.50
Est. Cal. '97 Earnings                 4,802           12.6x        19.8x         15.65     24.57
Est. Cal. '98 Earnings                 5,265            9.6x        16.2x         13.12     22.73
Trailing EBITDA multiple (3)(4)(5)     9,160            4.7x        16.1x          9.75     36.82
Trailing Revenues (3)(4)(5)          129,128           0.35x        1.31x         10.45     42.54
Book Value (4)                        28,178            0.8x         3.8x          5.80     27.92
                                                                                 ----------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LBO ANALYSIS:

         ASSUMPTIONS:                                                        RESULTS:
         ------------                                                        --------
         31% Senior debt                              56.1 million ($14.50 per share) purchase price yields:
                                                      ------------------------------------------------------
         13% Sub-debt                                 22.7% return to sub debt holders.
         21% Revolver                                 36.4% return to equity holders.
          7% Columbia Industrial Bonds/LOC            ------------------------------------------------------
         13% Mortgage-backed debt
         14% Management equity - Common Stock
         6.0x EBITDA exit multiple

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MARKET PREMIUMS VALUATION:

                                                        ONE DAY           ONE WEEK         ONE MONTH
                                                        PRIOR TO          PRIOR TO          PRIOR TO
100% CONTROL OF COMPANY AFTER ACQUISITION             ANNOUNCEMENT      ANNOUNCEMENT      ANNOUNCEMENT
-----------------------------------------             ------------      ------------      ------------
All Cash Deals Since 1/1/95
                  Actual Low                             $ 1.73            $ 1.62            $ 1.18
                  Actual High                             48.96             50.23             42.04
                  Adjusted Average                        13.23             13.80             14.52
                  Median                                  13.76             14.38             14.78
                  Low Middle Quartiles                    11.86             12.30             12.63
                  High Middle Quartiles                   15.18             15.94             16.57

--------------------------------------------------------------------------------

(1) Based on comparable company adjusted average multiples.
(2) Numbers may vary slightly from calculation due to rounding.
(3) LTM results as of September 1997.
(4) Adjusted high and low.
(5) At 9/30/97, SIGN's total debt, net of cash was $5,211.

INVESTMENT BANKING GROUP



                   SUMMARY VALUATION FOR PLASTI-LINE, INC.

                                                (in thousands, except per share)

PROPOSED MARKET VALUATION:

                               SIGN
                             --------
Proposed offer price         $  14.50
Shares outstanding              3,869

   EQUITY MKT CAP OF OFFER:  $ 56,099



DISCOUNTED CASH FLOW VALUATION:

COMPANY PROJECTION MODEL

                                                               EBITDA                                          AVERAGE
Operating Cash Flow Method                 DISCOUNT           MULTIPLES                                         EQUITY
                                             RATE              APPLIED           LOW           HIGH             VALUE
                                         -----------         -----------    ------------   -------------    -------------
                                            16.0%             5.0x-8.0x         $ 11.61          $ 18.65         $ 15.13
                                            18.0%             5.0x-8.0x           10.42            16.89           13.66
                                            20.0%             5.0x-8.0x            9.35            15.30           12.32
                                            22.0%             5.0x-8.0x            8.38            13.85           11.11
                                            24.0%             5.0x-8.0x            7.49            12.54           10.02

                                                              NET INCOME                                      AVERAGE
                                           DISCOUNT            MULTIPLES                                       EQUITY
Free Cash Flow Method                        RATE              APPLIED         LOW             HIGH            VALUE
                                         -----------         -----------    ------------   -------------    -------------
                                            16.0%            13.0x-15.0X        $ 16.75          $ 19.26         $ 18.01
                                            18.0%            13.0x-15.0x          15.32            17.63           16.48
                                            20.0%            13.0x-15.0x          14.04            16.16           15.10
                                            22.0%            13.0x-15.0x          12.88            14.83           13.86
                                            24.0%            13.0x-15.0x          11.83            13.63           12.73

INVESTMENT BANKING GROUP


HISTORICAL ACTUAL VS. BUDGETED FINANCIAL RESULTS FOR PLASTI-LINE, INC.

                                          1994                              1995                             1996
                              ---------------------------       ---------------------------     ------------------------------
                               BUDGET    ACTUAL  VARIANCE        BUDGET    ACTUAL  VARIANCE      BUDGET       ACTUAL  VARIANCE
                              ---------------------------       ---------------------------     ------------------------------
Total Revenue                 $101,891  $ 78,162  - 23.3%        $ 97,697  $ 103,818    6.3%     $ 123,404   $ 131,179   6.3%
Cost of Sales                   82,015    62,936                   78,722     85,114               101,206     107,956
                              ------------------                 -------------------             ---------------------
  Gross Profit                  19,876    15,226  - 23.4%          18,975     18,704  - 1.4%        22,198      23,223   4.6%
  % of Total Rev.                 19.5%     19.5%                    19.4%      18.0%                 18.0%       17.7%

S,G&A                           14,125    13,349                   14,459     15,461                16,238      16,701
                              ------------------                 -------------------             ---------------------

  Operating Profit               5,751     1,877  - 67.4%           4,516      3,243  -28.2%         5,960       6,522   9.4%
  % of Total Rev.                  5.6%      2.4%                     4.6%       3.1%                  4.8%        5.0%

  Pre-Tax                        6,302    (5,361) -185.1%           4,502      2,202  -51.1%         4,922       4,930   0.2%

  Net Income                     3,711    (4,837) -230.3%           2,701      1,397  -48.3%         2,953       3,148   6.6%

  EPS                                                            $   0.73  $    0.38  -47.9%     $    0.78   $    0.83   6.4%

                                          YTD SEPTEMBER 30, 1997
                              -----------------------------------------------
                                FORECAST    BUDGET     ACTUAL     VARIANCE(1)
                              -----------------------------------------------
Total Revenue                 $ 96,011      $ 123,384  $ 94,361      - 23.5%
Cost of Sales                   78,390         99,462    77,212
                              ---------------------------------
  Gross Profit                  17,621         23,922    17,149      - 28.3%
  % of Total Rev.                 18.4%          19.4%     18.2%

S,G&A                           12,909         15,639    12,465
                              ---------------------------------

  Operating Profit               4,712          8,283     4,684      - 43.5%
  % of Total Rev.                  4.9%           6.7%      5.0%

  Pre-Tax                        4,513          7,328     4,675      - 36.2%

  Net Income                     2,693          4,397     2,805      - 36.2%

  EPS                         $   0.70      $    1.15  $   0.73      - 36.5%


(1) Variance for 1997 YTD is expressed as the difference between actual and budget.

INVESTMENT BANKING GROUP


                     SIGNAGE-RELATED MANUFACTURING COMPANIES
                       COMPARABLE COMPANY MARKET MULTIPLES



                                                                                           5-YEAR
                                                   LTM      CAL. 1997     CAL. 1998      PROJECTED          52 WEEK
COMPANY                     TICKER    LTM END      EPS      EST. EPS      EST. EPS(1)   GROWTH RATE       HIGH    LOW
------------------------    --------  --------    -------   ----------   -----------    ------------     -------------

Plasti-Line, Inc.             SIGN    Sep 97     $0.99(2)    $1.25(2)     $1.38(2)         18.7%          $13.75   $7.50

Daktronics, Inc.              DAKT    Jul 97      0.27        0.42         0.61              NA             6.75    3.50
E A C Industries              EACI    Jul 97     (0.05)         NA           NA              NA             0.44    0.13
Falcon Products, Inc.         FCP     Jul 97      0.83 (3)    0.79         0.94            18.5%           16.00   12.75
H M G Worldwide Corp.         HMGC    Jun 97     (0.53)         NA           NA              NA             2.00    0.88
Holophane Corp.               HLPH    Jun 97      1.52        1.57         1.74            11.3%           25.75   17.75
La-Man Corp.                  LAMN    Jun 97      0.36 (4)      NA           NA              NA             3.13    1.00
Lancer Corp.                  LAN     Jun 97      0.67        0.78         1.08              NA            17.63    9.67
L S I Industries, Inc.        LYTS    Jun 97      0.97        1.07         1.26            15.0%           18.13    9.50
Marlton Technologies          MTY     Jun 97      0.33          NA           NA              NA             7.75    3.13
Specialty Equipment Cos, Inc. SPEQ    Jul 97      1.70          NA           NA              NA            17.50   11.00
Standex International Corp    SXI     Jun 97      2.00        2.20         2.55            10.0%           36.50   24.50
Trans-Industries, Inc.        TRNI    Sep 97      0.80          NA           NA              NA            13.25    4.69
Trans-Lux Corp.               TLX     Jun 97      0.89        1.15         1.25            15.0%           16.00   10.75
Zimmerman Sign Co.            ZSCO    Jun 97      0.70 (5)      NA           NA              NA             4.50    2.25


                                       BASED ON CLOSING STOCK PRICE AS OF     10/28/97
                                       ------------------------------------------------

                                                              PRICE/      PRICE/    CAL. 1997    CAL. 1998
                                      PRICE       PRICE/     CAL. 1997   CAL. 1998    PE /         PE /         PRICE/
                                     PER SHARE    LTM EPS    EST. EPS    EST. EPS   GROWTH RATE  GROWTH RATE  BOOK VALUE
                                    ---------   ----------  ----------  ----------  -----------  -----------  -----------
Plasti-Line, Inc.                     $14.50        14.6 x     11.6 x     10.5x         62.2%        56.3%       2.0

Daktronics, Inc.                        5.88        21.8       14.0        9.6            NM           NM        1.2
E A C Industries                        0.25          NM         NA         NA            NM           NM        0.3
Falcon Products, Inc.                  15.69        18.9       19.8       16.7         107.0%        90.3%       2.1
H M G Worldwide Corp.                   1.19          NM         NA         NA            NM           NM        1.8
Holophane Corp.                        22.88        15.0       14.6       13.1         128.6%       116.0%       3.6
La-Man Corp.                            2.50         6.9         NA         NA            NM           NM        1.9
Lancer Corp.                           13.69        20.5       17.5       12.7            NM           NM        4.3
L S I Industries, Inc.                 17.13        17.7       16.0       13.6         106.8%        90.6%       2.6
Marlton Technologies                    6.25        18.9         NA         NA            NM           NM        2.0
Specialty Equipment Cos, Inc.          16.38         9.6         NA         NA            NM           NM         NM
Standex International Corp             33.88        16.9       15.4       13.3         153.9%       132.8%       3.1
Trans-Industries, Inc.                 11.00        13.8         NA         NA            NM           NM        3.8
Trans-Lux Corp.                        14.50        16.3       12.6       11.6          84.1%        77.3%       0.8
Zimmerman Sign Co.                      3.65         5.2         NA         NA            NM           NM         NM



Median (excluding SIGN):                            16.6 x     15.4 x     13.1 x       107.0%        90.6%       2.1 x

Average (excluding SIGN):                           15.1       15.1       12.9         116.1%       101.4%       2.3

Adjusted Average (excluding SIGN and high and low): 15.5       15.5       12.9         114.1%        99.0%       2.3


(1) When calendar 1998 EPS Multiple is not available it is approximated using company's 5-year projected growth rate.
(2) SIGN earnings estimates are based on company's projections.
(3) FCP LTM earnings exclude $0.04 income from discontinued operations.
(4) LAMN LTM earnings exclude $0.13 loss from discontinued operations.
(5) ZSCO LTM earnings exclude a $1,105 stock distribution charge.

INVESTEMENT BANKING GROUP


                   SIGNAGE-RELATED MANUFACTURING COMPANIES
              COMPARABLE COMPANY MARKET CAPITALIZATION MULTIPLES


                                                                               TOTAL        TOTAL        LTM
                                           10/28/97    NUMBER OF   TOTAL       DEBT,       MARKET       TOTAL         LTM
COMPANY                          TICKER     PRICE       SHARES     EQUITY    NET OF CASH   CAPITAL     REVENUES      EBITDA
--------------------------      ---------  --------    ---------  ---------  -----------   --------   -----------  ------------

Plasti-Line, Inc.               SIGN         $14.50      3,819    $55,382      $5,211       $60,593      $129,128      $9,160

Daktronics, Inc.                DAKT           5.88      4,306     25,322       4,976        30,298        61,386       4,487  (1)
E A C Industries                EACI           0.25      2,312        578           0           578         5,712          22  (2)
Falcon Products, Inc.           FCP           15.69      9,567    150,078           0       150,078       121,460      17,612
H M G Worldwide Corp.           HMGC           1.19      8,664     10,289       5,207        15,496        43,856      (2,683)
Holophane Corp.                 HLPH          22.88     11,322    258,996       8,300       267,296       203,293      37,223  (3)
La-Man Corp.                    LAMN           2.50      3,405      8,513       1,890        10,403        15,946       1,511
Lancer Corp.                    LAN           13.69     13,344    182,642      41,739       224,380       115,721      13,920
L S I Industries, Inc.          LYTS          17.13      9,020    154,468           0       154,468       144,742      16,897
Marlton Technologies            MTY            6.25      4,756     29,724           0        29,724        43,474       3,549
Specialty Equipment Cos, Inc.   SPEQ          16.38     18,280    299,342     118,929       418,271       413,283      68,182
Standex International Corp.     SXI           33.88     13,110    444,096     108,228       552,324       564,623      64,790
Trans-Industries, Inc.          TRNI          11.00      3,072     33,792       6,327        40,119        34,822       4,576  (4)
Trans-Lux Corp.                 TLX           14.50      1,284     18,615      37,065        55,680        48,808      12,169
Zimmerman Sign Co.              ZSCO           3.65      1,855      6,770      14,952        21,722        43,104       4,636  (5)

                                                  (IN THOUSANDS)

                                             MARKET        MARKET
                                             CAP./         CAP./
                                             EBITDA       REVENUES
                                          ------------  ------------
Plasti-Line, Inc.                             6.6 x         0.47 x

Daktronics, Inc.                              6.8           0.49
E A C Industries                             26.3           0.10
Falcon Products, Inc.                         8.5           1.24
H M G Worldwide Corp.                          NM           0.35
Holophane Corp.                               7.2           1.31
La-Man Corp.                                  6.9           0.65
Lancer Corp.                                 16.1           1.94
L S I Industries, Inc.                        9.1           1.07
Marlton Technologies                          8.4           0.68
Specialty Equipment Cos, Inc.                 6.1           1.01
Standex International Corp.                   8.5           0.98
Trans-Industries, Inc.                        8.8           1.15
Trans-Lux Corp.                               4.6           1.14
Zimmerman Sign Co.                            4.7           0.50



Median (excluding SIGN):                      8.4    x      1.00  x

Average (excluding SIGN):                     9.4           0.90

Adjusted Average (excluding SIGN and high
and low):                                     8.3          0.88











(1) DAKT LTM EBITDA figure is approximated based on fiscal 1996 margins due to lack of disclosure in the press release.
(2) EACI LTM EBITDA figure is approximated based on fiscal 1996 margins due to lack of disclosure in the press release.
(3) HLPH LTM EBITDA figure is approximated based on fiscal 1996 margins due to lack of disclosure in the press release.
(4) TRNI LTM EBITDA figure is approximated based on fiscal 1996 margins due to lack of disclosure in the press release.
(5) ZSCO LTM EBITDA exlcudes a $1,105 stock distribution charge.

INVESTMENT BANKING GROUP


                   SIGNAGE-RELATED MANUFACTURING COMPANIES
            COMPARABLE COMPANY ANALYSIS -- SIDE-BY-SIDE COMPARISON


                                 PLASTI-LINE, INC.             DAKTRONICS, INC.              E A C INDUSTRIES
                                 ----------------              ----------------              ----------------
A. Revenues
      Latest Twelve Months         $129,128                       $61,386                      $ 5,712
            Fiscal 1996/97          131,179                        62,640                        5,988
            Fiscal 1995/96          103,818                        52,507                        7,660
            Fiscal 1994/95           78,162                        41,947                        6,428
            Fiscal 1993/94           91,113                        41,102                        7,188
            Fiscal 1992/93           84,334                        30,697                        8,678

      CAGR (No. of Years)               9.4%  (4.7 yrs.)             17.7%    (4.3 yrs.)          -8.9%     (4.5 yrs.)

B. EBITDA
      Latest Twelve Months         $  9,160        7.1%           $ 4,487        7.3%          $    22         0.4%
            Fiscal 1996/97            8,784        6.7%             4,579        7.3%               23         0.4%
            Fiscal 1995/96            5,435        5.2%             1,511        2.9%              259         3.4%
            Fiscal 1994/95            3,628        4.6%             2,781        6.6%              332         5.2%
            Fiscal 1993/94            6,969        7.6%             4,843       11.8%              988        13.7%
            Fiscal 1992/93            6,509        7.7%             3,734       12.2%

      CAGR (No. of Years)               7.5%  (4.7 yrs.)              4.4%    (4.3 yrs.)         -66.3%     (3.5 yrs.)
      Average EBITDA Margin             6.4%                          8.2%                         5.7%

C. Net Income
      Latest Twelve Months         $  3,779        2.9%           $ 1,137        1.9%          $  (118)       -2.1%
            Fiscal 1996/97            3,148        2.4%             1,508        2.4%             (161)       -2.7%
            Fiscal 1995/96            1,880        1.8%              (215)      -0.4%              129         1.7%
            Fiscal 1994/95            1,565(1)     2.0%               967        2.3%              704        11.0%
            Fiscal 1993/94            2,854        3.1%             1,976        4.8%              504         7.0%
            Fiscal 1992/93            2,385        2.8%             1,107        3.6%              686         7.9%

      CAGR (No. of Years)              10.2%  (4.7 yrs.)              0.6%    (4.3 yrs.)            NM
      Average Net Margin                2.4%                          2.5%                         5.0%

D. Capitalization
                    As of:          9/30/97                       4/30/97                      7/31/97

           Short-Term Debt         $    745        2.0%           $ 3,388       12.6%          $    35         1.8%
            Long-Term Debt            8,791       23.3%             1,706        6.4%               92         4.8%
      Shareholders' Equity           28,178       74.7%            21,750       81.0%            1,771        93.3%
                                   --------                       -------                      -------
             Total Capital         $ 37,714      100.0%           $26,844      100.0%          $ 1,897       100.0%
                                   ========                       =======                      =======


                                                                                                  (IN THOUSANDS)
                                                          FALCON PRODUCTS, INC.              HMG WORLDWIDE CORP.
                                                          ---------------------              -------------------
A. Revenues
      Latest Twelve Months                                       $121,460                      $   43,856
            Fiscal 1996/97                                        111,040                          45,552
            Fiscal 1995/96                                         90,036                          47,641
            Fiscal 1994/95                                         77,834                          55,578
            Fiscal 1993/94                                         62,957                          20,375
            Fiscal 1992/93                                         48,990                           3,750

      CAGR (No. of Years)                                            21.1%     (4.7 yrs.)            72.8%        (4.5 yrs.)

B. EBITDA
      Latest Twelve Months                                       $ 17,612        14.5%         $   (2,683)          -6.1%
            Fiscal 1996/97                                         17,315        15.6%             (4,184)          -9.2%
            Fiscal 1995/96                                         15,243        16.9%             (5,551)         -11.7%
            Fiscal 1994/95                                         12,423        16.0%                461            0.8%
            Fiscal 1993/94                                          8,200        13.0%                154            0.8%
            Fiscal 1992/93                                          6,750        13.8%               (891)         -23.8%

      CAGR (No. of Years)                                            22.4%     (4.7 yrs.)              NM
      Average EBITDA Margin                                          15.1%                           -8.6%

C. Net Income
      Latest Twelve Months                                       $  8,497         7.0%         $   (3,935)          -9.0%
            Fiscal 1996/97                                          8,433         7.6%             (5,535)         -12.2%
            Fiscal 1995/96                                          7,457         8.3%            (10,118)         -21.2%
            Fiscal 1994/95                                          6,176         7.9%               (963)          -1.7%
            Fiscal 1993/94                                          4,447         7.1%               (528)          -2.6%
            Fiscal 1992/93                                          3,735         7.6%             (1,083)         -28.9%

      CAGR (No. of Years)                                            18.9%     (4.7 yrs.)              NM
      Average Net Margin                                              7.7%                          -13.3%

D. Capitalization
                    As of:                                        7/31/9                          6/30/97

           Short-Term Debt                                       $    871         1.2%            $12,120           67.5%
            Long-Term Debt                                            507         0.7%                  0            0.0%
      Shareholders' Equity                                         69,981        98.1%              5,831           32.5%
                                                                 --------                      ----------          -----
             Total Capital                                       $ 71,359       100.0%         $   17,951          100.0%
                                                                 ========                      ==========          =====

(1) Excludes $3,986 for goodwill write off and $2,416 for restructuring cost.

INVESTMENT BANKING GROUP


                    SIGNATE-RELATED MANUFACTURING COMPANIES
              COMPARABLE COMPANY ANALYSIS--SIDE-BY-SIDE COMPARISON

                                                                  (In thousands)


                                 PLASTI-LINE, INC.                 HOLOPHANE CORP.                       LA-MAN CORP.
                                 -----------------                 ---------------                     ------------------
A. REVENUES
      Latest Twelve Months         $129,128                            $203,293                        $15,946
            Fiscal 1996/97          131,179                             190,939                         15,946
            Fiscal 1995/96          103,818                             181,069                         13,697
            Fiscal 1994/95           78,162                             150,997                          6,908
            Fiscal 1993/94           91,113                             138,818                          4,805
            Fiscal 1992/93           84,334                             129,863                          2,689

      CAGR (No. of Years)               9.4%     (4.7 yrs.)                10.5%       (4.5 yrs.)         56.0%       (4.0 yrs.)

B. EBITDA
      Latest Twelve Months         $  9,160        7.1%                $ 37,223          18.3%         $ 1,511           9.5%
            Fiscal 1996/97            8,784        6.7%                  34,504          18.1%           1,511           9.5%
            Fiscal 1995/96            5,435        5.2%                  34,829          19.2%           1,016           7.4%
            Fiscal 1994/95            3,628        4.6%                  25,383          16.8%             565           8.2%
            Fiscal 1993/94            6,969        7.6%                  21,325          15.4%            (376)         -7.8%
            Fiscal 1992/93            6,509        7.7%                  19,050          14.7%            (406)        -15.1%

      CAGR (No. of Years)               7.5%     (4.7 yrs.)                16.1%       (4.5 yrs.)           NM
      Average EBITDA Margin             6.4%                               16.8%                           0.4%

C. NET INCOME
      Latest Twelve Months         $  3,779        2.9%                $ 17,903           8.8%         $   206           1.3%
            Fiscal 1996/97            3,148        2.4%                  16,468           8.6%             206           1.3%
            Fiscal 1995/96            1,880        1.8%                  16,042           8.9%             626           4.6%
            Fiscal 1994/95            1,565(1)     2.0%                   9,488           6.3%             251           3.6%
            Fiscal 1993/94            2,854        3.1%                   4,575           3.3%            (548)        -11.4%
            Fiscal 1992/93            2,385        2.8%                   3,154           2.4%            (459)        -17.1%

      CAGR (No. of Years)              10.2%     (4.7 yrs.)                47.1%       (4.5 yrs.)           NM
      Average Net Margin                2.4%                                5.9%                          -3.8%

D. CAPITALIZATION
                    As of:          9/30/97                             6/30/97                        6/30/97

           Short-Term Debt         $    745        2.0%                $  6,390           6.9%         $   135           2.1%
            Long-Term Debt            8,791       23.3%                  15,671          16.8%           1,868          28.5%
      Shareholders' Equity           28,178       74.7%                  70,979          76.3%           4,560          69.5%
                                   --------                            --------                        -------
             Total Capital         $ 37,714      100.0%                $ 93,040         100.0%         $ 6,563         100.0%
                                   ========                            ========                        =======




                                       LANCER CORP.                LSI INDUSTRIES, INC.
                                       ------------                --------------------
A. REVENUES
      Latest Twelve Months              $115,721                          $144,742
            Fiscal 1996/97               102,308                           144,742
            Fiscal 1995/96                75,912                           152,733
            Fiscal 1994/95                70,900                           119,927
            Fiscal 1993/94                56,661                            93,535
            Fiscal 1992/93                44,729                            72,563

      CAGR (No. of Years)                   23.5%        (4.5 yrs.)           18.8%       (4.0 yrs.)

B. EBITDA
      Latest Twelve Months              $ 13,920           12.0%          $ 16,897          11.7%
            Fiscal 1996/97                12,565           12.3%            16,897          11.7%
            Fiscal 1995/96                 8,347           11.0%            15,867          10.4%
            Fiscal 1994/95                 6,798            9.6%            12,296          10.3%
            Fiscal 1993/94                 4,938            8.7%             8,934           9.6%
            Fiscal 1992/93                 3,954            8.8%             4,349           6.0%

      CAGR (No. of Years)                   32.3%        (4.5 yrs.)           40.4%       (4.0 yrs.)
      Average EBITDA Margin                 10.1%                              9.6%

C. NET INCOME
      Latest Twelve Months              $  6,458            5.6%          $  8,872           6.1%
            Fiscal 1996/97                 5,733            5.6%             8,872           6.1%
            Fiscal 1995/96                 4,091            5.4%             8,270           5.4%
            Fiscal 1994/95                 2,951            4.2%             6,174           5.1%
            Fiscal 1993/94                 2,174            3.8%             4,190           4.5%
            Fiscal 1992/93                 1,058            2.4%             1,669           2.3%

      CAGR (No. of Years)                   49.5%        (4.5 yrs.)           51.8%       (4.0 yrs.)
      Average Net Margin                     4.3%                              4.7%

D. CAPITALIZATION
                    As of:               6/30/97                           6/30/97

           Short-Term Debt              $ 22,370           25.8%              $317           0.5%
            Long-Term Debt                22,104           25.5%             1,226           2.0%
      Shareholders' Equity                42,159           48.7%            59,149          97.5%
                                        --------                          --------
             Total Capital              $ 86,633          100.0%          $ 60,692         100.0%
                                        ========                          ========


(1) Excludes $3,986 for goodwill write off and $2,416 for restructuring cost.

INVESTMENT BANKING GROUP


                     SIGNAGE-RELATED MANUFACTURING COMPANIES
      COMPARABLE COMPANY ANALYSIS -- SIDE-BY-SIDE COMPARISON


                                                                                                                    (In thousands)

                                PLASTI-LINE,        MARLTON         SPECIALTY EQUIPMENT  STANDEX INTERNATIONAL   TRANS-INDUSTRIES,
                                    INC.          TECHNOLOGIES            COS, INC.               CORP.                 INC.
                           ------------------  -------------------  --------------------  --------------------  -------------------
A. REVENUES
    Latest Twelve Months   $129,128            $43,474              $413,283              $564,623              $34,822
       Fiscal 1996/97       131,179             38,316               401,230               564,623               29,920
       Fiscal 1995/96       103,818             27,672               392,512               562,679               24,934
       Fiscal 1994/95        78,162             24,613               371,730               569,293               23,202
       Fiscal 1993/94        91,113             19,172               320,873               529,399               25,572
       Fiscal 1992/93        84,334             17,510               267,388               506,312               26,023

 CAGR (No. of Years)            9.4% (4.7 yrs.)   22.4% (4.5 yrs.)      10.2%  (4.5 yrs.)      2.8%  (4.0 yrs.)     6.3%  (4.7 yrs.)

B. EBITDA
    Latest Twelve Months   $  9,160     7.1%   $ 3,549       8.2%   $ 68,182     16.5%    $ 64,790     11.5%    $ 4,576      13.1%
       Fiscal 1996/97         8,784     6.7%     2,983       7.8%     67,642     16.9%      64,790     11.5%      3,932      13.1%
       Fiscal 1995/96         5,435     5.2%     1,849       6.7%     66,102     16.8%      69,669     12.4%      2,593      10.4%
       Fiscal 1994/95         3,628     4.6%     1,507       6.1%     60,629     16.3%      78,526     13.8%      1,181       5.1%
       Fiscal 1993/94         6,969     7.6%       549       2.9%    (29,701)    -9.3%      60,638     11.5%        813       3.2%
       Fiscal 1992/93         6,509     7.7%       919       5.2%     24,143      9.0%      55,193     10.9%      1,807       6.9%

   CAGR (No. of Years)          7.5% (4.7 yrs.)   35.1% (4.5 yrs.)      26.0%  (4.5 yrs.)      4.1%  (4.0 yrs.)    21.6%  (4.7 yrs.)
   Average EBITDA Margin        6.5%               5.7%                 10.0%                 12.0%                 7.8%

C. NET INCOME
    Latest Twelve Months   $  3,779     2.9%   $ 1,831       4.2%   $ 36,452      8.8%    $ 26,919      4.8%    $ 2,538      7.3%
       Fiscal 1996/97         3,148     2.4%     2,340       6.1%     34,122      8.5%      26,919      4.8%      1,723      5.8%
       Fiscal 1995/96         1,880     1.8%     1,253       4.5%      8,911      2.3%      30,714      5.5%        824      3.3%
       Fiscal 1994/95         1,565(1)  2.0%       487       2.0%    (53,996)   -14.5%      38,320      6.7%       (481)    -2.1%
       Fiscal 1993/94         2,854     3.1%      (133)     -0.7%    (58,420)   -18.2%      27,147      5.1%       (588)    -2.3%
       Fiscal 1992/93         2,385     2.8%       108       0.6%    (56,732)   -21.2%      24,012      4.7%        127      0.5%

   CAGR (No. of Years)         10.2%              87.7%   (4.5 yrs.)    NM                     2.9%  (4.0 yrs.)    87.9%  (4.7 yrs.)
   Average Net Margin           2.5%               2.5%                 -8.6%                  5.4%                 1.0%

D. CAPITALIZATION
               As of:       9/30/97            6/30/97               7/31/97               6/30/97              9/30/97

      Short-Term Debt          $745     2.0%       $55       0.4%        $47      0.0%      $2,030      0.8%    $ 2,607     16.9%
       Long-Term Debt         8,791    23.3%       126       0.8%    155,440    155.7%     112,347     44.0%      3,961     25.7%
 Shareholders' Equity        28,178    74.7%    14,701      98.8%    (55,626)   -55.7%     141,185     55.2%      8,816     57.3%
                           --------            -------              --------              --------              -------

        Total Capital      $ 37,714   100.0%   $14,882     100.0%   $ 99,861    100.0%    $255,562    100.0%    $15,383    100.0%
                           ========            =======              ========              ========              =======


(1) Excludes $3,986 for goodwill write off and $2,416 for restructuring cost.

INVESTMENT BANKING GROUP


                    SIGNATE-RELATED MANUFACTURING COMPANIES
              COMPARABLE COMPANY ANALYSIS--SIDE-BY-SIDE COMPARISON

                                                                (In thousands)

                                 PLASTI-LINE, INC.              TRANS-LUX CORP.                    ZIMMERMAN SIGN CO.
                                 -----------------              ---------------                    ------------------
A. REVENUES
      Latest Twelve Months         $129,128                          $48,808                              $43,104
            Fiscal 1996/97          131,179                           45,285                               41,275
            Fiscal 1995/96          103,818                           37,791                               41,667
            Fiscal 1994/95           78,162                           33,742                               36,427
            Fiscal 1993/94           91,113                           35,799                               33,001
            Fiscal 1992/93           84,334                           24,130                               23,941

        CAGR (No. of Years)             9.4%    (4.7 yrs.)              17.0%             (4.5 yrs.)         14.0%   (4.5 yrs.)

B. EBITDA
      Latest Twelve Months         $  9,160        7.1%              $12,169                24.9%          $4,636      10.8%
            Fiscal 1996/97            8,784        6.7%               11,700                25.8%           4,359      10.6%
            Fiscal 1995/96            5,435        5.2%               10,792                28.6%           2,717       6.5%
            Fiscal 1994/95            3,628        4.6%                9,819                29.1%           4,561      12.5%
            Fiscal 1993/94            6,969        7.6%               10,385                29.0%
            Fiscal 1992/93            6,509        7.7%                6,517                27.0%

      CAGR (No. of Years)               7.5%    (4.7 yrs.)              14.9%             (4.5 yrs.)          0.7%   (2.5 yrs.)
      Average EBITDA Margin             6.4%                            27.9%                                 9.9%

C. NET INCOME
      Latest Twelve Months         $  3,779        2.9%               $1,312                 2.7%          $1,310       3.0%
            Fiscal 1996/97            3,148        2.4%                1,250                 2.8%           1,806       4.4%
            Fiscal 1995/96            1,880        1.8%                1,066                 2.8%           2,377       5.7%
            Fiscal 1994/95            1,565(1)     2.0%                1,314                 3.9%           2,074       5.7%
            Fiscal 1993/94            2,854        3.1%                  489                 1.4%           1,478       4.5%
            Fiscal 1992/93            2,385        2.8%                  345                 1.4%            (176)     -0.7%

      CAGR (No. of Years)              10.2%    (4.7 yrs.)              34.6%             (4.5 yrs.)           NM
      Average Net Margin                2.4%                             2.5%                                 3.9%

D. CAPITALIZATION
                    As of:          9/30/97                          6/30/97                               6/30/97
           Short-Term Debt         $    745        2.0%              $ 1,055                 1.4%          $1,518       8.7%
            Long-Term Debt            8,791       23.3%               49,791                67.1%          24,883     142.4%
      Shareholders' Equity           28,178       74.7%               23,393                31.5%          (8,926)    -51.1%
                                   --------                          -------                              -------
             Total Capital         $ 37,714      100.0%              $74,239               100.0%         $17,475     100.0%
                                   ========                          =======                              =======




(1) Excludes $3,986 for goodwill write off and $2,416 for restructuring cost.

INVESTMENT BANKING GROUP


                     SIGNAGE-RELATED MANUFACTURING COMPANIES
             COMPARABLE COMPANY ANALYSIS -- SIDE-BY-SIDE COMPARISON


                                                                                                                  (In thousands)
                                                                                                                       HMG
                         PLASTI-LINE, INC.      DAKTRONICS, INC.       E A C INDUSTRIES   FALCON PRODUCTS, INC.   WORLDWIDE CORP.
                         -----------------      -----------------     -----------------  ---------------------   --------------
A. Total Capital / ROC

        Fiscal 1996/97     $40,167   7.0%       $29,416      5.2%      $ 2,483     - 6.3%    $69,881    13.0%    $15,234  -33.0%
        Fiscal 1995/96      49,189   4.5%        28,477     -0.9%        2,622       5.0%     60,196    13.3%     18,347  -46.2%
        Fiscal 1994/95      35,102   4.5%        21,535      4.6%        2,497      40.3%     52,343    12.6%     25,459  - 5.0%
        Fiscal 1993/94      34,362   8.5%        20,964     11.3%          997     -32.4%     45,416    11.3%     13,232  - 7.0%
        Fiscal 1992/93      32,789               13,857                 (4,112)               33,063               1,904



B. Total Assets / ROA

        Fiscal 1996/97     $67,244   4.4%       $37,136      4.0%      $ 3,315      -4.7%    $84,989    10.5%    $28,755  -18.0%
        Fiscal 1995/96      77,150   2.9%        37,767     -0.7%        3,523       3.5%     74,884    10.7%     32,648  -29.2%
        Fiscal 1994/95      51,450   3.1%        28,262      3.5%        3,824      21.0%     64,905    10.5%     36,718   -2.8%
        Fiscal 1993/94      49,522   5.5%        27,370      8.2%        2,878      14.4%     52,820     9.6%     33,022   -2.9%
        Fiscal 1992/93      53,424               20,772                  4,099                40,147               3,637




C. Total Equity / ROE

        Fiscal 1996/97     $27,202  12.3%       $21,750      7.2%      $ 1,819      -8.5%    $68,476    13.3%    $ 5,191  -72.5%
        Fiscal 1995/96      23,891   8.1%        19,861     -1.1%        1,980       6.7%     58,307    13.7%     10,076  -66.8%
        Fiscal 1994/95      22,353   6.3%        20,076      4.9%        1,851      49.4%     50,556    13.0%     20,223   -8.2%
        Fiscal 1993/94      27,081  11.2%        19,109     14.8%          997     -22.7%     44,556    13.0%      3,191  -23.2%
        Fiscal 1992/93      24,084                7,535                 (5,440)               23,813               1,352

INVESTMENT BANIKING GROUP


                    SIGNAGE-RELATED MANUFACUTIRNG COMPANIES
            COMPARABLE COMPANY ANALYSIS - SIDE-BY-SIDE COMPARISION



                                                                                                                    (In thousands)

                                                                                                                         L S I
                            PLASTI-LINE, INC.       HOLOPHANE CORP.         LA-MAN CORP.         LANCER CORP.       INDUSTRIES, INC.
                           ------------------      ----------------        ---------------      -------------      -----------------
A.  TOTAL CAPITAL / ROC

      Fiscal 1996/97        $40,167     7.0%       $ 92,400    18.9%       $6,563     3.1%      $66,048   10.3%    $60,692   15.2%
      Fiscal 1995/96         49,189     4.5%         81,799    20.8%        6,563    13.3%       44,911    9.9%     56,299   17.6%
      Fiscal 1994/95         35,102     4.5%         72,444    13.1%        2,842     9.0%       37,725    8.7%     37,552   19.0%
      Fiscal 1993/94         34,362     8.5%         72,872     6.4%        2,763   -30.9%       30,059    7.5%     27,581   16.0%
      Fiscal 1992/93         32,789                  70,074                   781                28,034             24,924



B. TOTAL ASSETS / ROA

      Fiscal 1996/97        $67,244     4.4%       $123,967    14.0%       $9,384     2.2%      $82,009    8.2%    $79,626   11.2%
      Fiscal 1995/96         77,150     2.9%        110,779    15.3%        9,384     9.3%       57,944    7.8%     79,496   11.6%
      Fiscal 1994/95         51,450     3.1%         99,352     9.7%        4,059     6.5%       46,896    6.9%     62,553   11.3%
      Fiscal 1993/94         49,522     5.5%         95,915     5.0%        3,691   -21.9%       38,902    5.7%     46,287    9.9%
      Fiscal 1992/93         53,424                  88,014                 1,308                37,762             38,051




C. TOTAL EQUITY / ROE

      Fiscal 1996/97        $27,202     12.3%      $ 67,144    28.0%       $4,560     4.5%      $37,036   16.8%    $59,149   15.6%
      Fiscal 1995/96         23,891      8.1%        50,389    37.7%        4,560    17.1%       31,065   14.1%     54,737   19.6%
      Fiscal 1994/95         22,353      6.3%        34,722    30.6%        2,754     9.8%       26,919   12.5%     29,453   23.1%
      Fiscal 1993/94         27,081     11.2%        27,201    27.3%        2,386   -38.5%       20,325   11.4%     23,981   19.2%
      Fiscal 1992/93         24,084                   6,297                   461                17,923             19,655



INVESTMENT BANKING GROUP

                   SIGNAGE-RELATED MANUFACTURING COMPANIES
             COMPARABLE COMPANY ANALYSIS-SIDE-BY-SIDE COMPARISON



                                                                                                         (In thousands)

                                                       MARLTON            SPECIALTY EQUIPMENT       STANDEX INTERNATIONAL
                           PLASTI-LINE, INC.         TECHNOLOGIES              COS, INC.                    CORP.
                          ------------------       -----------------      --------------------      ---------------------
A.  TOTAL CAPITAL / ROC

      Fiscal 1996/97        $40,167     7.0%       $14,688    17.6%        $ 84,350      40.2%       $255,562      10.6%
      Fiscal 1995/96         49,189     4.5%        11,833    11.2%          85,594      10.9%        253,800      12.3%
      Fiscal 1994/95         35,102     4.5%        10,515     4.6%          78,384     -46.8%        247,517      15.7%
      Fiscal 1993/94         34,362     8.5%        10,475    -1.4%         152,175     -31.2%        241,362      11.6%
      Fiscal 1992/93         32,789                  8,562                  222,620                   226,654



B. TOTAL ASSETS / ROA

      Fiscal 1996/97        $67,244     4.4%       $22,191    12.1%         176,916      19.1%       $341,038       8.0%
      Fiscal 1995/96         77,150     2.9%        16,608     7.7%         180,235       5.1%        335,333       9.1%
      Fiscal 1994/95         51,450     3.1%        16,145     3.3%         168,576     -27.0%        342,702      11.5%
      Fiscal 1993/94         49,522     5.5%        13,780    -1.1%         231,630     -22.0%        323,721       8.6%
      Fiscal 1992/93         53,424                 10,754                  299,183                   308,569




C. TOTAL EQUITY / ROE

      Fiscal 1996/97        $27,202     12.3%      $13,576    19.6%       $ (71,231)    -38.2%       $141,185      19.5%
      Fiscal 1995/96         23,891      8.1%       10,316    13.0%        (107,621)     -7.8%        134,691      23.0%
      Fiscal 1994/95         22,353      6.3%        9,026     5.6%        (120,795)     57.4%        132,352      30.5%
      Fiscal 1993/94         27,081     11.2%        8,478    -1.8%         (67,241)    154.0%        118,932      22.6%
      Fiscal 1992/93         24,084                  6,569                   (8,623)                  121,524





                              PLASTI-LINE, INC.             TRANS-INDUSTRIES, INC.
                              ------------------           ----------------------
A.  TOTAL CAPITAL / ROC

      Fiscal 1996/97          $40,167     7.0%                $13,704       12.9%
      Fiscal 1995/96           49,189     4.5%                 13,019        6.6%
      Fiscal 1994/95           35,102     4.5%                 12,087        3.8%
      Fiscal 1993/94           34,362     8.5%                 13,209        4.5%
      Fiscal 1992/93           32,789                          12,912



B. TOTAL ASSETS / ROA

      Fiscal 1996/97          $67,244     4.4%                $18,515        9.4%
      Fiscal 1995/96           77,150     2.9%                 18,148        4.8%
      Fiscal 1994/95           51,450     3.1%                 15,996       -2.9%
      Fiscal 1993/94           49,522     5.5%                 17,683       -3.3%
      Fiscal 1992/93           53,424                          17,631




C. TOTAL EQUITY / ROE

      Fiscal 1996/97          $27,202    12.3%                $ 6,922       28.7%
      Fiscal 1995/96           23,891     8.1%                  5,086       18.2%
      Fiscal 1994/95           22,353     6.3%                  3,991      -11.5%
      Fiscal 1993/94           27,081    11.2%                  4,403      -12.7%
      Fiscal 1992/93           24,084                           4,884



INVESTMENT BANKING GROUP

                   SIGNAGE-RELATED MANUFACTURING COMPANIES
             COMPARABLE COMPANY ANALYSIS-SIDE-BY-SIDE COMPARISON




                                                                                                                 (In thousands)

                           PLASTI-LINE, INC.                  TRANS-LUX CORP.                 ZIMMERMAN SIGN CO.
                          ------------------             ------------------------             -------------------
A.  TOTAL CAPITAL / ROC

      Fiscal 1996/97        $40,167     7.0%              $70,977             2.1%
      Fiscal 1995/96         49,189     4.5%               46,298             2.4%
      Fiscal 1994/95         35,102     4.5%               42,877             3.1%
      Fiscal 1993/94         34,362     8.5%               42,777             1.1%
      Fiscal 1992/93         32,789                        42,697



B. TOTAL ASSETS / ROA

      Fiscal 1996/97        $67,244     4.4%
      Fiscal 1995/96         77,150     2.9%              $84,031             1.8%            $28,154             6.7%
      Fiscal 1994/95         51,450     3.1%               57,460             1.9%             25,957             9.9%
      Fiscal 1993/94         49,522     5.5%               53,307             2.5%             22,287            10.3%
      Fiscal 1992/93         53,424                        52,138             1.0%             18,097             9.3%
                                                           50,435                              13,578



C. TOTAL EQUITY / ROE

      Fiscal 1996/97        $27,202    12.3%              $22,662             5.7%            $(9,863)         -309.4%
      Fiscal 1995/96         23,891     8.1%               21,499             5.1%              8,696            31.7%
      Fiscal 1994/95         22,353     6.3%               20,524             6.6%              6,319            30.9%
      Fiscal 1993/94         27,081    11.2%               19,484             2.5%              7,095            23.3%
      Fiscal 1992/93         24,084                        19,200                               5,618



INVESTMENT BANKING GROUP

               SIGNAGE-RELATED MANUFACTURING COMPANY DESCRIPTIONS

DAKTRONICS, INC. manufactures and sells computer-programmable information display systems. Products include scoreboards and animation displays for sports facilities, commercial displays for businesses and data displays for airports, financial exchanges and casinos. The Company sells its products worldwide by direct sales and through independent resellers.

EAC INDUSTRIES, INC. operates through two subsidiaries. Goodren Products Corporation manufactures point-of-purchase advertising material and wall decorations on semi-durable plastic. Products include signs, posters and product identifiers. Flexible Printed Products, Inc. makes heat transfer labels for identifying and decorating rubber and silicone hoses, belts and tire patches.

FALCON PRODUCTS, INC. manufactures furniture and equipment for the foodservice, furniture and material handling markets. The Company produces table tops, metal chairs, millwork, pedestal table bases, wire shelving, wood chairs and iron castings. The products are marketed to customers through direct factory sales and independent manufacturer's representatives.

HMG WORLDWIDE CORP. develops and markets computer-based point-of-purchase merchandising systems. The systems interact directly with customers and include display and touchscreen systems. Product services include market research data, product information and advertising and customer assistance. Sales are directed toward large consumer companies and mass marketing concerns.

HOLOPHANE CORPORATION manufactures and markets lighting fixtures and systems. The Company produces fixtures for interiors and exteriors, including warehouses, retail stores, shopping centers, schools, parking lots and streets. Holophane sells its products to industrial and commercial markets in North America, Europe, Latin America and Asia/Pacific.

LA-MAN CORPORATION manufactures and sells a line of products which reduce or eliminate water and condensate problems and most foreign contaminants in compressed air lines. The Company also manufactures and sells custom made signs to a variety of industries.

LANCER CORPORATION designs, manufactures and markets fountain soft drink dispensing systems, citrus beverage dispensing systems and other equipment for use in the food service and beverage industry. The Company makes mechanically cooled and ice cooled soft drink dispensing systems, syrup pumps, carbonators and other related equipment.

INVESTMENT BANKING GROUP

               SIGNAGE-RELATED MANUFACTURING COMPANY DESCRIPTIONS

L S I INDUSTRIES, INC. supplies outdoor, indoor and landscape lighting for the commercial and industrial markets. The Company also designs and manufactures lighting and graphics products for visual image programs for the petroleum/convenience store and multi-site retail operations markets. Products are sold throughout the United States, Canada and Europe.

MARLTON TECHNOLOGIES, INC., through its subsidiaries, designs and produces exhibits, displays and graphics used in trade shows and museum exhibitions. The Company also provides trade show services and produces and sells portable exhibits.

SPECIALTY EQUIPMENT COMPANIES, INC. manufactures a variety of commercial cooking and refrigeration equipment for the foodservice industry. The Company's operating divisions are "Beverage Air," "Taylor Company," "Wells/Bloomfield" and "World Dryer." Specialty Equipment's products are sold to major fast food restaurant and convenience store chains, soft drink bottlers and others worldwide.

STANDEX INTERNATIONAL CORPORATION is a diversified manufacturer with operations in the institutional system products segment, the graphics/mail order segment for business products and the industrial products segment. The Company has operations in the United States, western Europe, Canada, Australia, Singapore and Mexico.

TRANS-INDUSTRIES, INC. manufactures and markets proprietary electronic information, lighting and environmental systems for transit vehicles, highways and commercial applications in North America and overseas. The Company's subsidiaries produce electronic information displays, transit vehicle lighting and interior cleaning systems and sign curtain systems for transportation and commercial use.

TRANS-LUX CORPORATION manufactures, distributes and services real-time electronic information displays for both indoor and outdoor use. These displays are used primarily in the financial, banking, gaming, corporate, entertainment, sports and transportation markets. The Company also operates a chain of motion picture theaters in the southwestern United States.

ZIMMERMAN SIGN COMPANY operates as a manufacturer of site identification products with a primary focus on serving large, national and regional retailers. The Company manufactures and sells a variety of signage products which range from large highway to medium brand and product signs and other items. Zimmerman's customers are primarily in the petroleum marketing industry.

INVESTMENT BANKING GROUP









[Graph comparing growth of Plasti-Line, Inc. Common Stock with the Signage-Related Manufacturing Index* and NASDAQ Composite Index since 12/29/95]

INVESTMENT BANKING GROUP




Daktronics, Inc.                                        EAC Industries



Falcon Products, Inc.                                   HMG Worldwide Corp.






[Graphic depicting Daktronics, Inc.         [Graphic depicting EAC Industries
weekly price and volume trading             weekly price and volume trading
statistics since 12/29/95       ]           statistics since 12/29/95       ]

[Graphic depicting Falcon Products, Inc.    [Graph depicting HMG Worldwide Corp.
weekly price and volume trading             weekly price and volume trading
statistics since 12/29/95        ]          statistics since 12/29/95       ]

INVESTMENT BANKING GROUP




Holophone Corp.                         La-Man Corp.


Lancer Corp./TX                         LSI Industries, Inc.




[Graphic depicting Homophone Corp.       [Graphic depicting La-Man Corp.
weekly price and volume trading          weekly price and volume trading
statistics since 12/29/95        ]       statistics since 12/29/95     ]


[Graphic depicting Lancer Corp./TX       [Graphic depicting LSI Industries, Inc.
weekly price and volume trading          weekly price and volume trading
statistics since 12/29/95        ]       statistics since 12/29/95     ]

INVESTMENT BANKING GROUP


Marlton Technologies                             Specialty Equipment Cos., Inc.




Standex International Corp.                     Trans-Industries, Inc.




[Graphic depicting Marlton Technologies           [Graphic depicting Specialty Equipment Cos., Inc.
weekly price and volume trading                   weekly price and volume trading
statistics since 12/29/95        ]                statistics since 12/29/95     ]



[Graphic depicting Standex International Corp.    [Graphic depicting Trans-Industries, Inc.
weekly price and volume trading                   weekly price and volume trading
statistics since 12/29/95        ]                statistics since 12/29/95     ]

INVESTMENT BANKING GROUP





Trans-Lux Corp.                                        Zimmerman Sign Co.





[Graphic depicting Trans-Lux Corp.         [Graphic depicting Zimmerman Sign Co.
weekly price and volume trading            weekly price and volume trading
statistics since 12/29/95        ]         statistics since 12/29/95        ]

INVESTMENT BANKING GROUP


PLASTI-LINE, INC. - COMPANY PROJECTION MODEL
DISCOUNTED CASH FLOW ANALYSIS -- OPERATING CASH FLOW EBITDA EXIT MULTIPLE METHOD


(Numbers in Thousands)
(Fiscal Year Ended December)                     1998              1999            2000             2001           2002
                                              ---------------------------------------------------------------------------
EBITDA                                        $   12,122       $   13,085       $   14,829      $  16,968       $  19,070

Depreciation and amortization                      2,200            2,200            2,200          2,200           2,200
Interest expenses                                  1,159            1,029              618            330             240
Other expenses                                       (13)             (13)             (13)          (118)           (405)
                                              ---------------------------------------------------------------------------
  Pre-tax income                                   8,775            9,869           12,023         14,556          17,035
Provision for income taxes                         3,510            3,948            4,809          5,822           6,814
                                              ---------------------------------------------------------------------------
Net income                                         5,265            5,921            7,214          8,733          10,221
                                              ===========================================================================
    Add: Depreciation & amortization               2,200            2,200            2,200          2,200           2,200
    Add: After-tax interest expense                  696              617              371            198             144

    Less: Net additions to working capital (1)    (6,907)            (251)          (2,336)        (2,591)         (2,773)
    Less: Capital expenditures                    (2,100)          (2,100)          (2,100)        (2,100)         (2,100)
                                              ---------------------------------------------------------------------------
      Operating cash flow                     $     (846)      $    6,388       $    5,349      $   6,440       $   7,692
                                              ===========================================================================
               Cash flow growth                                    -855.0%           -16.3%          20.4%           19.4%



                                                                             EQUITY VALUATION MATRIX (2)
                                                 ---------------------------------------------------------------------------

                                                 Discount                  YEAR 2002 EBITDA Exit Multiple
                                                 Rate (3)          5.0x              6.0x           7.0x           8.0x
                                                 ----              ----              ----           ----           ----
                                                      16.0%      $   44,903        $  53,983       $  63,062       $  72,141
                                                      18.0%          40,330           48,666          57,002          65,337
                                                      20.0%          36,184           43,848          51,512          59,176
                                                      22.0%          32,418           39,474          46,530          53,586
                                                      24.0%          28,992           35,497          42,002          48,507
                                                 ---------------------------------------------------------------------------

-----------------------------------------------------
(1) Excluding cash and short-term debt.
(2) less total capital liab. (net of cash) of $15,158
(3) Discount rates are near estimates of WACC.

Investment Banking Group


  PLASTI-LINE, INC. -- COMPANY PROJECTION MODEL
  DISCOUNTED CASH FLOW ANALYSIS -- OPERATING CASH FLOW EBITDA EXIT MULTIPLE
  METHOD


  (Numbers in Thousands)
  (Fiscal Year Ended December)
  10/14/97 7:09 PM
                                                                  1988         1999         2000        2001        2002
                                                             ------------   ----------    --------    --------    ---------
Operating Cash Flow                                          $     (846)    $   6,388     $ 5,349     $  6,440    $  7,692

                                                             ------------   ----------    --------    --------    ---------
  Present Value of Oper. Cash Flows at 22.0% Discount              (693)        4,292       2,946        2,907       2,846



                                                                                                     Year 2002 Terminal Value
                                                                                                  Based on EBITDA Exit Multiple
                                                                                                  -----------------------------
                                                                            EBITDA                                $ 19,070
                                                                            Exit Multiple                              7.0x
                                                                                                                  --------
                                                                            Terminal Value in 2002                 133,490

                                                                            PV of Terminal Value                    49,391
                                                             ----------     ---------     --------    --------    --------
  Present Value of All Cash Flow                             $     (693)    $  (4,292)    $  2,946    $  2,907    $ 52,237
                                                             ==========     =========     ========    ========    ========

Sum of All PV of Cash Flow equals                            $   61,688
Firm Value to Both Equity & Debt holders
                                                             ----------
Less Current Total Debt, Net to Cash                            (15,158)

                                                             ----------
        Valuation of Equity                                  $   46,530
                                                             ----------
        Equity Per Share                                     $    12.03
                                                             ----------

Investment Banking Group

PLASTI-LINE -- COMPANY PROJECTION MODEL
DISCOUNTED CASH FLOW ANALYSIS - FREE CASH FLOW NET INCOME EXIT MULTIPLE METHOD


(Numbers in Thousands)
(Fiscal Year Ended December)
                                                       1998            1999            2000            2001            2002
                                                    ----------      ----------      ----------      ----------     -----------
EBITDA                                              $   12,122      $   13,085      $   14,829      $   16,968     $    19,070

Depreciation and amortization                            2,220           2,200           2,200           2,200           2,200
Interest expense                                         1,159           1,029             618             330             240
Other expenses                                             (13)            (13)            (13)           (118)           (405)
                                                    ----------      ----------      ----------      ----------     -----------
  Pre-tax income                                         8,775           9,869          12,023          14,556          17,035
Provision for income taxes                               3,510           3,948           4,809           5,822           6,814
                                                    ----------      ----------      ----------      ----------     -----------

Net Income                                          $    5,265      $    5,921      $    7,214      $    8,733     $    10,221
                                                    ==========      ==========      ==========      ==========     ===========
   Add:  Depreciation & amortization                     2,200           2,200           2,200           2,200           2,200
   Less: Mandatory debt repayments                        (680)         (8,678)         (5,256)         (2,035)           (278)
   Less: Net addiations to working capital (1)          (6,907)           (251)         (2,336)         (2,591)         (2,773)
   Less: Capital expenditures                           (2,100)         (2,100)         (2,100)         (2,100)         (2,100)
                                                    ----------      ----------      ----------      ----------     -----------
     Free cash flow                                 $   (2,222)     $   (2,908)           (278)          4,208     $     7,271
                                                    ==========      ==========      ==========      ==========     ===========
                Cash flow growth                                          30.9%          -90.4%        -1614.7%           72.8%


                           EQUITY VALUATION MATRIX(2)

                                                        Discount         Year 2002 Net Income Exit Multiple
                                                         Rate(3)        13.0X           14.0x           15.0x
                                                        -----           -----           -----           -----
                                                        16.0%        $  64,794       $  69,660       $  74,527
                                                        18.0%           59,288          63,756          68,224
                                                        20.0%           54,318          58,426          62,534
                                                        22.0%           49,825          53,607          57,388
                                                        24.0%           45,755          49,242          52,728

(1) Excluding cash and short-term debt.
(2) Less Total Capital Liab. (net of cash) of $15,158
(3) Discount rates are near estimates of WACC.

INVESTMENT BANKING GROUP


  PLASTI-LINE, INC. -- COMPANY PROJECTION MODEL
  DISCOUNTED CASH FLOW ANALYSIS -- FREE CASH FLOW NET INCOME EXIT MULTIPLE
  METHOD

  (Numbers in Thousands)
  (Fiscal Year Ended December)
  10/14/97 7:09 PM

                                                                    1998         1999         2000        2001        2002
                                                               ------------   ----------    --------    --------    ---------
Free Cash Flow                                                 $   (2,222)    $  (2,908)    $  (278)    $  4,208    $  7,271

                                                               ------------   ----------    --------    --------    ---------
  Present Value of Free Cash Flows at 22.0% Discount               (1,821)       (1,954)       (153)       1,899       2,690


                                                                                                        Year Terminal Value
                                                                                                 Based on Net Income Exit Multiple
                                                                                                 ---------------------------------
                                                                         Net Income                                 $ 10,221
                                                                         Exit Multiple                                  15.0x
                                                                                                                    --------
                                                                         Terminal Value in 2002                      153,315

                                                                         PV of Terminal Value                         56,726
                                                               ----------     ---------     -------     --------    --------
  Present Value of All Cash Flow                               $   (1,821)    $  (1,954)    $  (153)    $  1,899    $ 59,417
                                                               ==========     =========     =======     ========    ========
Sum of All PV of Cash Flow equals                              $   57,388


                                                               ----------
        Valuation of Equity                                    $   57,388
                                                               ----------
        Equity Per Share                                       $    14.83
                                                               ----------

                                                             J.C. BRADFORD & CO.
   PLASTI-LINE, INC. -- LEVERAGED BUYOUT ANALYSIS--COMPANY PROJECTION MODEL
                             TRANSACTION SUMMARY
--------------------------------------------------------------------------------
                                 ($s in 000s)

                                                                                              % OF                    OFFER PRICE
                           USES OF FUNDS:                                    AMOUNT          CAPITAL                   PER SHARE
                           --------------------------------              -------------      ---------                 ------------
                           Offer for 100% of equity     (a)                    $56,099           75.3%                    $ 14.50
                           Debt to be refinanced                                15,408           20.7%
                           Management notes                                        500            0.7%
                           Transaction fees & expenses                           2,500            3.4%
                                                                         -------------      ---------
                             Total Uses of Funds                               $74,507          100.0%
                                                                         =============      =========

                                                              INTEREST                        % OF
                           SOURCES OF FUNDS:                    RATE         AMOUNT          CAPITAL
                           --------------------------------   --------   -------------      ---------
                           Revolver                            8.22%           $16,007           21.5%
                           Senior debt                         8.72%            23,000           30.9%
                           Columbia Industrial Bonds/LOC       8.95%             5,000 (b)        6.7%
                           Sub-debt                           12.50%            10,000           13.4%
                           Mortgage-backed debt                9.09%            10,000           13.4%
                           Management equity - Common Stock                     10,500           14.1%
                                                                         -------------      ---------
                             Total Sources of Funds                            $74,507          100.0%
                                                                         =============      =========


                  TRANSACTION SUMMARY STATISTICS                                            GOODWILL CALCULATION
-----------------------------------------------------------------                           --------------------
                                                                                            Purchase price of equity      $56,099
Transaction value                                        $74,507                            Plus:  Transaction fees             0
Fiscal Year End Dec.:                 1997            1998                                  Less:  Book value acquired     30,104
---------------------                 ----            ----                                  Less:  Assumed asset write-up       0
Transaction value/EBIT                       8.4x            9.4x                           Less:  Deferred income taxes        0
                                                                                                                          -------
Transaction value/EBITDA                     6.8x            6.1x
Transaction value/Sales                      .52x            .47x                           Book goodwill                 $25,995(c)
                                                                                                                          =======

------------------------------------------------
a)   Based on 3,869 shares outstanding.
b) Columbia IRB is required to be backed by LOC in the event that the company goes private, which increases the interest rate by 300 basis points.
c) Transaction fees are amortized separately and therefore are excluded from book goodwill.

                                                             J.C. BRADFORD & CO.

    PLASTI-LINE, INC. -- LEVERAGED BUYOUT ANALYSIS--COMPANY PROJECTION MODEL
            ASSUMPTIONS SUMMARY, KEY RATIOS AND AMORTIZATION SCHEDULE
--------------------------------------------------------------------------------
                                  ($s in 000s)

Transaction Assumptions
     $ 74,507 Transaction value


                                                                      PROJECTED FISCAL YEAR ENDED DEC.
                                                           PROFORMA  ---------------------------------
                                                              1997(1)       1998        1999
                                                          -----------       ----        ----
Key Ratios:
-----------

 EBIT / interest expense                                       1.5x          1.3x          1.4x
 (EBIT - cap ex)/interest expense                              1.2x          1.0x          1.1x
 EBITDA / interest expense                                     1.8x          2.0x          2.1x
 (EBITDA - cap ex) / interest expense                          1.6x          1.6x          1.8x
 (EBITDA - change in working cap-cap ex)/interest expense                    0.3x          1.6x

 Senior debt/ EBITDA                                           3.6x          3.4x          3.2x
 Total debt/ EBITDA                                            5.8x          5.5x          5.1x

 Capitalization:
    Senior debt                                             39,007   52% $43,268   55% $40,285   52%
    Other debt                                              25,000   34%  25,100   32%  25,263   33%
                                                          --------       -------   --- -------   ---

    Total debt                                              64,007   86%  68,368   86%  65,548   85%
    Equity                                                  10,500   14%  10,926   14%  11,878   15%
                                                          --------       -------   --- -------   ---

    Total capitalization                                  $ 74,507  100% $79,294  100% $77,426  100%

 Amortization:
 -------------

 Senior debt retired annually                                              1,500         2,000
 Columbia Industrial Bonds/LOC retired annually                               --            --
 Sub-debt retired annually                                                    --            --
 Mortgage-backed debt retired annually                                       400           400

 Goodwill amortization over 15 years                                     $ 1,820       $ 1,820
 Fee amortization over 10 years                                          $   250       $   250




                                                                  PROJECTED FISCAL YEAR ENDED DEC.
                                                           -----------------------------------------
                                                            2000         2001          2002
                                                           ------       ------        -----
Key Ratios:
-----------

 EBIT / interest expense                                       1.8x          2.2x          2.7x
 (EBIT - cap ex)/interest expense                              1.4x          1.9x          2.3x
 EBITDA / interest expense                                     2.5x          2.9x          3.4x
 (EBITDA - cap ex) / interest expense                          2.1x          2.6x          3.0x
 (EBITDA - change in working cap-cap ex)/interest expense      1.7x          2.1x          2.5x

 Senior debt/ EBITDA                                           2.7x          2.2x          1.8x
 Total debt/ EBITDA                                            4.4x          3.7x          3.1x


    Senior debt                                            $38,438   50% $35,367   45% $34,239   43%
    Other debt                                              25,218   32%  25,252   32%  22,167   28%
                                                           -------   --  -------   --  -------   --

    Total debt                                              63,656   82%  60,619   78%  56,406   72%
    Equity                                                  13,986   18%  17,495   22%  22,360   28%
                                                           -------  ---  -------  ---  -------  ---

    Total capitalization                                   $77,642  100% $78,113  100% $78,766  100%

  Amortization:
  -------------

 Senior debt retired annually                                2,375         3,250         4,500
 Columbia Industrial Bonds/LOC retired annually                278           278           278
 Sub-debt retired annually                                      --            --         3,208
 Mortgage-backed debt retired annually                         400           400           400

 Goodwill amortization over 15 years                      $  1,820      $  1,820       $ 1,820
 Fee amortization over 10 years                           $    250      $    250       $   250


(1) Adjusted to show historical operating results with proforma interest expense and proforma capitalization.

                                                             J.C. BRADFORD & CO.

    PLASTI-LINE, INC. -- LEVERAGED BUYOUT ANALYSIS--COMPANY PROJECTION MODEL
                           PROJECTED INCOME STATEMENTS
--------------------------------------------------------------------------------
                                  ($s in 000s)

                                                   HISTORICAL              PROJECTED FISCAL YEAR ENDED DEC.
                                                   ----------  --------------------------------------------------------
                                         1996         1997        1998       1999         2000       2001        2002
                                       --------    ----------  --------    --------    --------    --------    --------
  Revenues                             $131,179    $142,000    $157,140    $163,020    $174,000    $186,180    $199,213
      % growth                                          8.2%       10.7%        3.7%        6.7%        7.0%        7.0%

  Cost of sales, net dep               $105,694    $113,380    $127,261    $131,514    $139,509    $148,360    $157,831
     % of revenue                          80.6%       79.8%       81.0%       80.7%       80.2%       79.7%       79.2%
                                       --------    --------    --------    --------    --------    --------    --------


  Gross profit                         $ 25,485    $ 28,620    $ 29,879    $ 31,506    $ 34,491    $ 37,820    $ 41,382
     gross margin                          19.4%       20.2%       19.0%       19.3%       19.8%       20.3%       20.8%

  General and administrative           $ 16,701    $ 10,488    $ 10,686    $ 11,085    $ 11,832    $ 12,474    $ 13,347
     % of revenue                          12.7%        7.4%        6.8%        6.8%        6.8%        6.7%        6.7%
 Selling                                     --       7,184       7,071       7,336       7,830       8,378       8,965
     % of revenue                                       5.1%        4.5%        4.5%        4.5%        4.5%        4.5%
                                       --------    --------    --------    --------    --------    --------    --------


   Total operating expenses            $ 16,701    $ 17,672    $ 17,757    $ 18,421    $ 19,662    $ 20,852    $ 22,312
       % of revenue                        12.7%       12.4%       11.3%       11.3%       11.3%       11.2%       11.2%

  EBITDA                               $  8,784    $ 10,948    $ 12,122    $ 13,085    $ 14,829    $ 16,968    $ 19,070
     % of revenue                           6.7%        7.7%        7.7%        8.0%        8.5%        9.1%        9.6%

 Depreciation                          $  2,262    $  2,000    $  2,100    $  2,100    $  2,100    $  2,100    $  2,100
 Goodwill amortization                       --         100       1,820       1,820       1,820       1,820       1,820
 Transaction fee amortization                --          --         250         250         250         250         250
                                       --------    --------    --------    --------    --------    --------    --------

   Total depreciation & amortization   $  2,262    $  2,100    $  4,170    $  4,170    $  4,170    $  4,170    $  4,170
       % of revenue                         1.7%        1.5%        2.7%        2.6%        2.4%        2.2%        2.1%
                                       --------    --------    --------    --------    --------    --------    --------


  EBIT                                 $  6,522    $  8,848    $  7,952    $  8,915    $ 10,659    $ 12,798    $ 14,900
     % of revenue                           5.0%        6.2%        5.1%        5.5%        6.1%        6.9%        7.5%

  Capital expenditures                 $  2,755    $  1,514    $  2,100    $  2,100    $  2,100    $  2,100    $  2,100
     % of revenue                                       1.1%        1.3%        1.3%        1.2%        1.1%        1.1%

                                                             J.C. BRADFORD & CO.

    PLASTI-LINE, INC. -- LEVERAGED BUYOUT ANALYSIS--COMPANY PROJECTION MODEL
                           PROJECTED INCOME STATEMENTS
--------------------------------------------------------------------------------
                                  ($s in 000s)



                                                  HISTORICAL                         PROJECTED FISCAL YEAR ENDED DEC.
                                             ------------------      --------------------------------------------------------------
                                               1996       1997         1998        1999          2000         2001          2002
                                             ------     -------      -------      -------      --------      --------      --------
  EBIT                                       $6,522     $ 8,848      $ 7,952      $ 8,915      $ 10,659      $ 12,798      $ 14,900

 Interest expense:
           Revolver                              --          --        1,553        1,749         1,730         1,759         1,905
           Senior debt                           --          --        1,940        1,788         1,597         1,352         1,014
           Columbia Industrial Bonds/LOC         --          --          448          448           435           410           385
           Sub-debt                              --          --        1,250        1,313         1,383         1,462         1,551
           Mortgage-backed debt                  --          --          891          854           818           782           745
           Knox County Industrial Bonds          --          --           --           --            --            --            --
                                             ------     -------      -------      -------      --------      --------      --------
 Total interest expense                       1,593         851        6,081        6,151         5,963         5,765         5,600

 Interest (income)                               --          (7)         (13)
 Loan (income)                                   --          --          (39)         (35)          (31)          (27)          (23)
                                             ------     -------      -------      -------      --------      --------      --------

 Other expenses (income)                      1,593          (7)         (52)         (35)          (31)          (27)          (23)

 Pre-tax income                               4,929       8,004        1,923        2,799         4,727         7,061         9,323
 Provision (benefit) for income taxes         1,781       3,202        1,497        1,848         2,619         3,552         4,457
                                             ------     -------      -------      -------      --------      --------      --------


  Net income                                 $3,148     $ 4,802      $   426      $   952      $  2,108      $  3,508      $  4,866
                                             ======     =======      =======      =======      ========      ========      ========

                                                             J.C. BRADFORD & CO.

    PLASTI-LINE, INC. -- LEVERAGED BUYOUT ANALYSIS--COMPANY PROJECTION MODEL
                            PROJECTED BALANCE SHEETS
--------------------------------------------------------------------------------
                                  ($s in 000s)

                                            Estimated                          Proforma
                                            Dec. 1997      Adjustments        Dec. 1997
                                            ---------- -------------------   ---------
ASSETS
 Cash and equivalents                       $    250   $      0   $      0   $     250
 Management notes                                 --         --        500         500


 Accounts receivable                          23,430         --         --      23,430
 Inventory                                    28,400         --         --      28,400
 Prepaid expenses                                816         --         --         816
 Deferred income taxes                         1,447         --         --       1,447
                                            --------   --------   --------   ---------
 Total current assets                         54,343         --        500      54,843

 Land                                             --         --         --          --
 Gross plant and equip                        37,493         --         --      37,493
 Accumulated depreciation                    (21,055)        --         --     (21,055)
                                            --------   --------   --------   ---------
 Net P,P&E                                    16,438         --         --      16,438

 Goodwill, net of accumulated amortization     1,303         --     25,995      27,297
 Transaction fee & expenses                       --         --      2,500       2,500
 Other fixed assets                              302         --         --         302
 Columbia Industrial Bond Trust                2,000         --         --       2,000
                                            --------   --------   --------   ---------
  Total assets                              $ 74,387   $      0   $ 28,995   $ 103,381
                                            ========   ========   ========   =========


 LIABILITIES & EQUITY
 --------------------
  Current maturities & short-term debt      $      0   $      0   $      0   $       0
 Accounts payable                              8,520         --         --       8,520
 Accrued liabilities                           6,390         --         --       6,390
 Income taxes currently payable                   90         --         --          90
 Customer deposits and deferred revenue       12,496         --         --      12,496
                                            --------   --------   --------   ---------
 Total current liabilities                    27,496         --         --      27,496

 Long term debt
     Revolver                                  7,098     (7,098)    16,007      16,007
     Senior debt                                  --         --     23,000      23,000
     Columbia Industrial Bonds/LOC             5,000     (5,000)     5,000       5,000
     Sub-debt                                     --         --     10,000      10,000
     Mortgage-backed debt                         --         --     10,000      10,000
     Knox County Industrial Bonds              3,310     (3,310)        --          --
                                            --------   --------   --------   ---------
     Total debt                               15,408    (15,408)    64,007      64,007
     Less current portion                         --         --         --          --
                                            --------   --------   --------   ---------

     Total long-term debt                     15,408    (15,408)    64,007      64,007
                                            --------   --------   --------   ---------
 Deferred income taxes                         1,295         --         --       1,295
 Deferred liabilities                             83         --         --          83
                                            ========   ========   ========   =========
 Total liabilities                            44,282    (15,408)    64,007      92,881

 Preferred stock                                  --         --         --          --
 Common stock                                      4         (4)        --          --
 Additional paid-in capital                    2,723     (2,723)    10,500      10,500
 Retained earnings                            27,377    (27,377)        --          --
                                            --------   --------   --------   ---------
 Total stockholders' equity                   30,104    (30,104)    10,500      10,500
                                            --------   --------   --------   ---------
  Total liabilities & equity                $ 74,387   $(45,513)  $ 74,507   $ 103,381
                                            ========   ========   ========   =========


                                                           Projected Fiscal Year Ended Dec.
                                            --------------------------------------------------------
                                               1998        1999         2000      2001        2002
                                            ---------   ---------   ---------   ---------   --------
ASSETS
 Cash and equivalents                       $     250   $     250   $     250   $     250   $    250
 Management notes                                 450         400         350         300        250
 Accounts receivable                           25,928      26,898      28,710      30,720     32,870
 Inventory                                     31,428      32,604      34,800      37,236     39,843
 Prepaid expenses                                 903         937       1,000       1,070      1,145
 Deferred income taxes                          1,602       1,662       1,773       1,898      2,030
                                            ---------   ---------   ---------   ---------   --------
 Total current assets                          60,561      62,751      66,884      71,473     76,388

 Land                                              --          --          --          --         --
 Gross plant and equip                         39,593      41,693      43,793      45,893     47,993
 Accumulated depreciation                     (23,155)    (25,254)    (27,354)    (29,454)   (31,554)
                                            ---------   ---------   ---------   ---------   --------
 Net P,P&E                                     16,438      16,439      16,439      16,439     16,439

 Goodwill, net of accumulated amortization     25,478      23,658      21,838      20,018     18,198
 Transaction fee & expenses                     2,250       2,000       1,750       1,500      1,250
 Other fixed assets                               334         347         370         396        424
 Columbia Industrial Bond Trust                 1,000          --          --          --         --
                                            ---------   ---------   ---------   ---------   --------
  Total assets                              $ 106,061   $ 105,194   $ 107,280   $ 109,827   $112,699
                                            =========   =========   =========   =========   ========



  Current maturities & short-term debt      $       0   $       0   $       0   $       0   $      0
 Accounts payable                               9,428       9,781      10,440      11,171     11,953
 Accrued liabilities                            7,071       7,336       7,830       8,378      8,965
 Income taxes currently payable                    99         103         110         118        126
 Customer deposits and deferred revenue         8,643       8,966       9,570      10,240     10,957
                                            ---------   ---------   ---------   ---------   --------
 Total current liabilities                     25,242      26,186      27,950      29,907     32,000

 Long term debt
     Revolver                                  21,768      20,785      21,313      21,492     24,864
     Senior debt                               21,500      19,500      17,125      13,875      9,375
     Columbia Industrial Bonds/LOC              5,000       5,000       4,722       4,444      4,167
     Sub-debt                                  10,500      11,063      11,695      12,407     10,000
     Mortgage-backed debt                       9,600       9,200       8,800       8,400      8,000
     Knox County Industrial Bonds                  --          --          --          --         --
                                            ---------   ---------   ---------   ---------   --------

     Total debt                                68,368      65,548      63,656      60,619     56,406
     Less current portion                          --          --          --          --         --
                                            ---------   ---------   ---------   ---------   --------
     Total long-term debt                      68,368      65,548      63,656      60,619     56,406
                                            ---------   ---------   ---------   ---------   --------

 Deferred income taxes                          1,433       1,486       1,586       1,697      1,816
 Deferred liabilities                              92          96         102         109        117
                                            ---------   ---------   ---------   ---------   --------
 Total liabilities                             95,135      93,316      93,294      92,332     90,339

 Preferred stock                                   --          --          --          --         --
 Common stock                                      --          --          --          --         --
 Additional paid-in capital                    10,500      10,500      10,500      10,500     10,500
 Retained earnings                                426       1,378       3,486       6,995     11,860
                                            ---------   ---------   ---------   ---------   --------

 Total stockholders' equity                    10,926      11,878      13,986      17,495     22,360
                                            ---------   ---------   ---------   ---------   --------
  Total liabilities & equity                $ 106,061   $ 105,194   $ 107,280   $ 109,827   $112,699
                                            =========   =========   =========   =========   ========

                                                             J.C. BRADFORD & CO.

   PLASTI-LINE, INC. -- LEVERAGED BUYOUT ANALYSIS--COMPANY PROJECTION MODEL
                                   CASH FLOW
--------------------------------------------------------------------------------
                                 ($s in 000s)

                                                                               PROJECTED FISCAL YEAR ENDED DEC.
                                                           ----------------------------------------------------------------------
                                                           1998            1999         2000           2001          2002
Net Income                                                     $   426         $   952      $ 2,108        $ 3,508       $ 4,866

    Add: Depreciation & amortization                             2,100           2,100        2,100          2,100         2,100
    Add: Goodwill amortization                                   1,820           1,820        1,820          1,820         1,820
    Add: Fee amortization                                          250             250          250            250           250
    Add: Minority interest                                           -               -            -              -             -
    Add: Sub-debt PIK                                              500             563          633            712           801
    Add: Dividend                                                    -               -            -              -             -
                                                               -------         -------      -------        -------       -------

Total Sources                                                  $ 5,095         $ 5,684      $ 6,911        $ 8,390       $ 9,836

    Less: Changes in other long-term assets & liabilities        1,115           1,045           83             92            99
    Less: Change in working capital                             (7,971)         (1,245)      (2,369)        (2,633)       (2,821)
    Less: Capital expenditures (Net of dispos.)                 (2,100)         (2,100)      (2,100)        (2,100)       (2,100)
                                                               -------         -------      -------        -------       -------

Total Uses                                                     $(8,957)        $(2,301)     $(4,386)       $(4,641)      $(4,823)
                                                               -------         -------      -------        -------       -------

TOTAL FREE CASH FLOW BEFORE FINANCING                          $(3,861)        $ 3,383      $ 2,525        $ 3,749       $ 5,014


REPAYMENT/ BORROWING OF DEBT

Revolver                                                         5,761            (983)         528            179         3,372
Senior debt                                                     (1,500)         (2,000)      (2,375)        (3,250)       (4,500)
Columbia Industrial Bonds/LOC                                        -               -         (278)          (278)         (278)
Sub-debt (Includes PIK payment in year 5)                            -               -            -              -        (3,208)
Mortgage-backed debt                                              (400)           (400)        (400)          (400)         (400)
Knox County Industrial Bonds                                         -               -            -              -             -
                                                               -------         -------      -------        -------       -------
Total Debt (Repayments)/ Borrowing                             $ 3,861         $(3,383)     $(2,525)       $(3,749)      $(5,014)

CHANGE IN CASH BALANCE                                         $     0         $     0      $     0        $     0       $     0

                                                             J.C. BRADFORD & CO.

     PLASTI-LINE, INC.--LEVERAGED BUYOUT ANALYSIS--COMPANY PROJECTION MODEL
                                RETURNS ANALYSIS
--------------------------------------------------------------------------------
                                  ($s in 000s)


                                                             PROJECTED RETURNS ON SUB-DEBT


                                                                    YEAR ENDING DEC.
                                           ---------------------------------------------------------------------------
                                            1998             1999              2000             2001            2002
                                            ----             ----              ----             ----            ----
TOTAL CAPITALIZATION AS A
           MULTIPLE OF EBITDA
                     5 x                   $60,610          $ 65,425         $ 74,145         $ 84,840        $ 95,350
                     6 x                    72,732            78,510           88,974          101,808         114,420
                     7 x                    84,854            91,595          103,803          118,776         133,490
                     8 x                    96,976           104,680          118,632          135,744         152,560

LESS:     TOTAL DEBT (NET OF CASH)         $68,118          $ 65,298         $ 63,406         $ 60,369        $ 56,156

VALUE OF EQUITY
                     5 x                   $(7,508)         $    127         $ 10,739         $ 24,471        $ 39,194
                     6 x                     4,614            13,212           25,568           41,439          58,264
                     7 x                    16,736            26,297           40,397           58,407          77,334
                     8 x                    28,858            39,382           55,226           75,375          96,404

RETURNS ANALYSIS

OWNERSHIP PERCENTAGE (INPUT)                  15.0%             15.0%            15.0%            15.0%           15.0%


IRR ASSUMING EBITDA
           MULTIPLES OF :
                     5 x                       1.2%             12.6%            16.9%            19.0%           19.8%
                     6 x                      19.4%             21.3%            22.4%            22.9%           22.7%
                     7 x                      37.6%             29.3%            27.4%            26.5%           25.4%
                     8 x                      55.8%             36.9%            32.1%            29.7%           27.9%

                                                            J.C. BRADFORD & CO.

     PLASTI-LINE, INC.--LEVERAGED BUYOUT ANALYSIS--COMPANY PROJECTION MODEL
                                RETURNS ANALYSIS
-------------------------------------------------------------------------------
                                  ($0s in 000s)


                                                   PROJECTED RETURNS ON MANAGEMENT EQUITY


                                                              YEAR ENDING DEC.
                                         --------------------------------------------------------
                                            1998       1999         2000        2001        2002
                                            ----       ----         ----        ----        ----
TOTAL CAPITALIZATION AS A
           MULTIPLE OF EBITDA
                      5 x                $ 60,610   $ 65,425     $ 74,145    $ 84,840    $ 95,350
                      6 x                  72,732     78,510       88,974     101,808     114,420
                      7 x                  84,854     91,595      103,803     118,776     133,490
                      8 x                  96,976    104,680      118,632     135,744     152,560

LESS:     TOTAL DEBT (NET OF CASH)         68,118     65,298       63,406      60,369      56,156

VALUE OF EQUITY
                      5 x                $ (7,508)  $    127     $ 10,739    $ 24,471    $ 39,194
                      6 x                   4,614     13,212       25,568      41,439      58,264
                      7 x                  16,736     26,297       40,397      58,407      77,334
                      8 x                  28,858     39,382       55,226      75,375      96,404

RETURNS ANALYSIS

OWNERSHIP PERCENTAGE                         85.0%      85.0%        85.0%       85.0%       85.0%


IRR ASSUMING EBITDA
           MULTIPLES OF :
                      5 x                                            (4.6%)      18.6%       26.0%
                      6 x                                3.4%        27.4%       35.3%       36.4%
                      7 x                    35.5%      45.9%        48.4%       47.5%       44.3%
                      8 x                   133.6%      78.6%        64.7%       57.2%       50.8%

INVESTMENT BANKING GROUP

                SIGNAGE-RELATED MANUFACTURING*            (DOLLARS IN MILLIONS)
ANALYSIS OF M&A TRANSACTION MULTIPLES SINCE 1/1/92 FOR ACQUISITIONS OVER 30%



                                                                          AGGREG. EQUITY CONSID. LEVERED AGGREGATE CONSIDERATION
                                                                               AS A MULTIPLE OF:         AS A MULTIPLE OF:
                                               AGGREGATE       LEVERED    ------------------------------------------------------
   DATE                                          EQUITY       AGGREGATE       LTM NET  BOOK    LTM    LTM     LTM     PERCENT
ANNOUNCED    ACQUIROR / TARGET                CONSIDERATION CONSIDERATION(2)   INCOME  VALUE REVENUE EBITDA   EBIT    ACQUIRED
---------    -----------------                ------------- ----------------  -------  ----- ------- ------   ----    -------
 07/31/97    Spandex PLC                          $ 1.1          $ 1.1        NA        NA    0.2      NA      3.7     100.0%
                 Clarke Sign Systems Inc

 10/25/96    Undisclosed Acquiror                 $12.0          $12.0        NA        NA     NA      NA       NA     100.0%
                 Interstate Highway Sign

 04/29/96    Netter Digital Entertainment         $ 1.6          $ 1.6        NA        NA     NA      NA       NA     100.0%
                 Videssence Inc

 02/20/96    Investor Group                       $ 5.5          $ 5.5        NA        NA     NA      NA       NA     100.0%
                 Bright Star Indus(Publicker)

 11/29/95    Astronics Corp                       $ 6.5          $ 6.5        NA        NA     NA      NA       NA     100.0%
                 Loctite Luminescent Systems

 09/14/95    Dial Corp                            $62.0          $62.0        NA        NA     NA      NA       NA     100.0%
                 Giltspur Inc(Unigate PLC)

 09/08/95    Stonebridge Partners                 $10.0          $10.0        NA        NA     NA      NA       NA     100.0%
                 Four Star Lighting

 07/27/95    La-Man Corp                          $ 2.2          $ 2.2        NM        NM    0.4      NA       NA     100.0%
                 Don Bell Industries Inc

 11/08/94    Undisclosed Acquiror                 $ 2.1          $ 2.1        NA        NA     NA      NA       NA     100.0%
                 Oak Crystal-Carpenter Emerg

 09/09/94    Airport Systems International        $ 3.1          $ 3.1        NA        NA    1.0      NA       NA     100.0%
                 Vomar International-VomaGlow

 06/02/94    Tosco Corp                           $82.0          $82.0        NA        NA     NA      NA       NA     100.0%
                 BP America-California

INVESTMENT BANKING GROUP

                SIGNAGE-RELATED MANUFACTURING*            (DOLLARS IN MILLIONS)
ANALYSIS OF M&A TRANSACTION MULTIPLES SINCE 1/1/92 FOR ACQUISITIONS OVER 30%

                                                                          AGGREG. EQUITY CONSID. LEVERED AGGREGATE CONSIDERATION
                                                                               AS A MULTIPLE OF:         AS A MULTIPLE OF:
                                               AGGREGATE       LEVERED    ------------------------------------------------------
   DATE                                          EQUITY       AGGREGATE       LTM NET  BOOK    LTM    LTM     LTM    PERCENT
ANNOUNCED    ACQUIROR / TARGET                CONSIDERATION CONSIDERATION(2)   INCOME  VALUE REVENUE EBITDA   EBIT   ACQUIRED
---------    -----------------                ------------- ----------------  -------  ----- ------- ------   ----   -------
03/29/94     Norwood Promotional Products         $13.0          $13.0          NA       NA      NA     NA      NA    100.0%
                 ArtMold Products Corp

03/10/94     Tri-Lite Corp                        $ 3.3          $ 3.3          NM       NM     0.3     NM      NM    100.0%
                 NL Corp

02/22/94     Norwood Promotional Products         $ 9.5          $ 9.5          NA       NA      NA     NA      NA    100.0%
                 Key Industries Inc

07/01/93     Helionetics Inc                      $ 0.4          $ 0.4          NA       NA      NA     NA      NA    100.0%
                 Self Powered Lighting Inc

05/03/93     MarkitStar Inc                       $18.2          $18.2          NM      2.8     0.2     NM      NM    100.0%
                 Marlboro Marketing,2 Others

09/17/92     Tridex Corp                          $ 6.6          $ 6.6         6.0      3.9     0.7    5.5     6.0    100.0%
                 Ultimate Technology Corp

05/21/92     Norwood Products Inc                 $ 7.8          $ 7.8          NA       NA      NA     NA      NA    100.0%
                 Barlow Specialty Advertising

02/13/92     Alpha Solarco Inc                    $ 2.2          $ 4.3          NM       NM     0.9     NM      NM    100.0%
                 State Machine Products

* Covers industries with SIC Codes of 3646, 3648 and 3993. Source: Securities Data Company, Inc. (201)622-3100. As of 10/14/97.
(2) Leveraged aggregate consideration is defined as aggregate equity consideration plus total debt, net of cash and equivalents.

INVESTMENT BANKING GROUP

                         SIGNAGE-RELATED MANUFACTURING*
    MERGERS & ACQUISITION TRANSACTIONS SINCE 1/1/92 FOR ACQUISITIONS OVER 30%

                                                                                                                   TARGET   TARGET
                                                                                    VALUE                          SHARE-    NET
                                                                          EQUITY     OF    PRICE                  HOLDERS   SALES
   DATE      DATE                                                         VALUE     DEAL    PER      SHARES        EQUITY    LTM
ANNOUNCED EFFECTIVE ACQUIROR                TARGET                        ($MIL)   ($MIL)  SHARE    OUT. (MIL)     ($MIL)   ($MIL)
--------- --------- --------                ------                        ------   ------  -----   --------------  ------   -----
 7/31/97   7/31/97   Spandex PLC            Clarke Sign Systems Inc       $ 1.1    $1.1     -          -             -      $5.4
          Advisor    -                      -
          -------
  Company Status    Public                  Priv.
  ---------------
                   Deal Description
                   ----------------
                   Spandex acquired Clarke Sign Systems for $1.1 mil in cash.



                   Target Business Description
                   ---------------------------
                   Manufacture and wholesale signs



                   Acquiror Business Description
                   -----------------------------
                   Manufacture and wholesale equipment and supplies,
                   including adhesives, sealants and signs, to
                   the sign and graphics industries; holding company

10/25/96 10/25/96 Undisclosed Acquiror      Interstate Highway Sign       $12.0    $12.0     -          -             -       -
          Advisor       -                       -
          -------
Company Status      Unk.                   Sub.
 -----------------
                   Deal Description
                   ----------------
                   Mark IV Industries divested its Interstate Highway Sign unit to an undisclosed acquiror for approximately $12 mil in cash.



                   Target Business Description
                   ---------------------------
                   Manufacture outdoor signs



                   Acquiror Business Description
                   -----------------------------
                   Unknown



                     TARGET
                      NET    TARGET  TARGET                                                    %
                     INCOME   EBIT   EBITDA  TOTAL               % OF         STATUS/           OWNED
   DATE               LTM     LTM      LTM   DEBT, NE  TOTAL    SHARES        FORM/             AFTER
ANNOUNCED            ($MIL)  ($MIL)  ($MIL)  OF CASH   ASSETS    ACQ.        ATTITUDE        TRANSACTION
---------            ------  ------  ------  -------   ------   ------     -------------     -----------
 7/31/97                -    $0.3      -        -         -       100         Completed         100
                                                                            Acq. of Assets
                                                                              Friendly

















10/25/96                -      -       -        -         -       100        Completed          100
                                                                             Acq. of Assets
                                                                               Friendly



* Covers industries with SIC Codes of 3646, 3648 and 3993. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/14/97.

INVESTMENT BANKING GROUP
                         SIGNAGE-RELATED MANUFACTURING*

    MERGERS & ACQUISITION TRANSACTIONS SINCE 1/1/92 FOR ACQUISITIONS OVER 30%


                                                                                                                   TARGET   TARGET
                                                                                    VALUE                          SHARE-    NET
                                                                          EQUITY     OF    PRICE                  HOLDERS   SALES
   DATE      DATE                                                         VALUE     DEAL    PER      SHARES        EQUITY     LTM
ANNOUNCED EFFECTIVE ACQUIROR                TARGET                        ($MIL)   ($MIL)  SHARE    OUT. (MIL)     ($MIL)   ($MIL)
--------- --------- --------                ------                        ------   ------  -----   --------------  ------   -----
 4/29/96  1/9/97 Netter Digital Entertainment Videssence Inc              $1.6     $1.6     -           -             -      -

          Advisor       -                       -
          -------
Company Status            Public                  Priv.
--------------

                   Deal Description
                   ----------------
                   Netter Digital Entertainment (NET) acquired all the
                   outstanding stock of Videssence in a stock swap
                   transaction valued at approximately $3.72 mil. The
                   consideration consisted of .522 mil NET common
                   shares valued at $3.72 mil and up to .788 mil
                   common shares in profit-related payments.
                   The shares were valued based on NET's closing stock price of
                   $7.125 on Apr 26, the last full trading day prior to the
                   announcement.

                   Target Business Description
                   ---------------------------
                   Manufacture lighting equipment

                   Acquiror Business Description
                   -----------------------------
                   Provide motion picture services

 2/20/96  2/20/96 Investor Group          Bright Star Indus(Publicker)    $5.5     $5.5     -        -       -       -      -
          Advisor       -                       -
          -------
Company Status           Priv.                   Sub.
--------------
                   Deal Description
                   ----------------
                   An investor group, including BancBoston Capital, a unit of
                   Bank of Boston, acquired Bright Star Industries, a unit of
                   Publicker Industries, for $5.5 mil.

                   Target Business Description
                   ---------------------------
                   Manufacture flashlights, lanterns and batteries

                   Acquiror Business Description
                   -----------------------------
                   Investor group


                    TARGET
                     NET    TARGET   TARGET                                                 %
                    INCOME   EBIT   EBITDA  TOTAL               % OF         STATUS/        OWNED
   DATE              LTM     LTM      LTM   DEBT, NE  TOTAL    SHARES        FORM/          AFTER
ANNOUNCED           ($MIL)  ($MIL)  ($MIL)  OF CASH   ASSETS    ACQ.        ATTITUDE      TRANSACTION
---------           ------  ------  ------  -------   ------   ------      ----------     -----------
 4/29/96              -        -      -       -          -      100        Completed         100
                                                                            Merger
                                                                           Friendly













 2/20/96              -        -      -       -          -      100        Completed         100
                                                                         Acq. of Assets
                                                                            Friendly





* Covers industries with SIC Codes of 3646, 3648 and 3993. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/14/97.

INVESTMENT BANKING GROUP

                   SIGNAGE-RELATED MANUFACTURING*
    MERGERS & ACQUISITION TRANSACTIONS SINCE 1/1/92 FOR ACQUISITIONS OVER 30%


                                                                                                                   TARGET   TARGET
                                                                                    VALUE                          SHARE-    NET
                                                                          EQUITY     OF    PRICE                  HOLDERS   SALES
   DATE      DATE                                                         VALUE     DEAL    PER      SHARES        EQUITY     LTM
ANNOUNCED EFFECTIVE ACQUIROR                TARGET                        ($MIL)   ($MIL)  SHARE    OUT. (MIL)     ($MIL)   ($MIL)
--------- --------- --------                ------                        ------   ------  -----   --------------  ------   -----
11/29/95 11/29/95 Astronics Corp            Loctite Luminescent Systems    $6.5     $6.5     -        -                -      -
          Advisor       -                       -
          ------
Company Status            Public             Sub.
--------------
                   Deal Description
                   ----------------
                   Astronics acquired Loctite Luminescent Systems, a unit of
                   Loctite, for approximately $6.5 mil.

                   Target Business Description
                   ---------------------------
                   Manufacture lighting equipment


                   Acquiror Business Description
                   -----------------------------
                   Manufacture folding paperboard boxes

9/14/95 10/3/95 Dial Corp               Giltspur Inc(Unigate PLC)          $62.0    $62.0    -        -                -      -
          Advisor      Merrill Lynch & Co.     SBC Warburg
          -------
Company Status           Public                  Sub.
--------------

                   Deal Description
                   ----------------
                   Dial acquired Giltspur, a unit of Unigate, for $62 mil in
                   cash. The transaction had been subject to regulatory
                   approval.

                   Target Business Description
                   ---------------------------
                   Manufacture advertising exhibition equipment

                   Acquiror Business Description
                   -----------------------------
                   Provide transportation, financial credit, computer leasing, airport and terminal services; manufacture motor vechicles, soaps and other detergents, and perfumes and cosmetics; own and operate restaurant


                    TARGET
                     NET    TARGET   TARGET                                                 %
                    INCOME   EBIT   EBITDA  TOTAL               % OF       STATUS/         OWNED
   DATE              LTM     LTM      LTM   DEBT, NE  TOTAL    SHARES      FORM/           AFTER
ANNOUNCE            ($MIL)  ($MIL)  ($MIL)  OF CASH   ASSETS    ACQ.      ATTITUDE       TRANSACTION
--------            ------  ------  ------  -------   ------   ------   ------------    -----------
11/29/95              -       -        -        -       -        100       Completed       100
                                                                        Acq. of Assets
                                                                          Friendly















9/14/95               -       -        -        -       -        100      Completed        100
                                                                        Acq. of Assets
                                                                          Friendly

* Covers industries with SIC Codes of 3646, 3648 and 3993. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/14/97.

INVESTMENT BANKING GROUP

                        SIGNAGE-RELATED MANUFACTURING*
  MERGERS & ACQUISITION TRANSACTIONS SINCE 1/1/92 FOR ACQUISITIONS OVER 30%


                                                                                                                   TARGET   TARGET
                                                                                    VALUE                          SHARE-    NET
                                                                          EQUITY     OF    PRICE                  HOLDERS   SALES
   DATE      DATE                                                         VALUE     DEAL    PER      SHARES        EQUITY     LTM
ANNOUNCED EFFECTIVE ACQUIROR                TARGET                        ($MIL)   ($MIL)  SHARE    OUT. (MIL)     ($MIL)   ($MIL)
--------- --------- --------                ------                        ------   ------  -----   --------------  ------   -----
9/8/95    9/8/95 Stonebridge Partners       Four Star Lighting            $10.0    $10.0     -            -            -       -
          Advisor       -                       -
          ------
Company Status          Priv.                    Priv.
---------------

                   Deal Description
                   ----------------
                   Stonebridge Partners acquired Four Star Lighting
                   for $10 mil in leveraged-buyout transaction.

                   Target Business Description
                   ---------------------------
                   Manufacture lighting equipment for theaters

                   Acquiror Business Description
                   -----------------------------
                   Securities brokerage firm

7/27/95  9/11/95 La-Man Corp             Don Bell Industries Inc          $ 2.2    $ 2.2     -            -        $(0.4)   $6.2
          Advisor       -                       -
          -------
Company Status          Public                   Priv.
--------------
                   Deal Description
                   ----------------
                   La-Man acquired Don Bell Industries for approximately  $ 2.2 mil in a combination of cash, common shares and debt.

                   Target Business Description
                   ---------------------------
                   Manufacture commercial signs

                   Acquiror Business Description
                   -----------------------------
                   Manufacture electronic institutional and commercial signs


                      NET    TARGET   TARGET                                                  %
                     INCOME   EBIT   EBITDA  TOTAL               % OF        STATUS/         OWNED
   DATE               LTM     LTM      LTM   DEBT, NE  TOTAL    SHARES       FORM/           AFTER
ANNOUNCED            ($MIL)  ($MIL)  ($MIL)  OF CASH   ASSETS    ACQ.       ATTITUDE       TRANSACTION
---------            ------  ------  ------  -------   ------   ------     -------------   -----------
9/8/95                  -      -         -     -         -       100         Completed         100
                                                                           Acq. of Assets
                                                                             Friendly













7/27/95             $(0.1)               -  $2.0      $2.9       100        Completed          100
                                                                          Acq. of Assets
                                                                            Friendly

* Covers industries with SIC Codes of 3646, 3648 and 3993. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/14/97.

INVESTMENT BANKING GROUP

                        SIGNAGE-RELATED MANUFACTURING*
  MERGERS & ACQUISITION TRANSACTIONS SINCE 1/1/92 FOR ACQUISITIONS OVER 30%


                                                                                                                   TARGET   TARGET
                                                                                    VALUE                          SHARE-    NET
                                                                          EQUITY     OF    PRICE                  HOLDERS   SALES
   DATE      DATE                                                         VALUE     DEAL    PER      SHARES        EQUITY     LTM
ANNOUNCED EFFECTIVE ACQUIROR                TARGET                        ($MIL)   ($MIL)  SHARE    OUT. (MIL)     ($MIL)   ($MIL)
--------- --------- --------                ------                        ------   ------  -----   --------------  ------   -----
11/8/94  11/8/94 Undisclosed Acquiror       Oak Crystal-Carpenter Emerg   $ 2.1    $ 2.1     -        -                  -       -
          Advisor       -                       -
          -------
Company Status           Unk.                    Sub.
--------------

                   Deal Description
                   ----------------
                   Oak Crystal, a unit of Oak Industries, divested its
                   Carpenter Emergency Lighting Business to an
                   undisclosed acquiror.

                   Target Business Description
                   ---------------------------
                   Manufacture emergency lights, exit signs,
                   and portable lights for the use in industrial,
                   commercial and office locations

                   Acquiror Business Description
                   -----------------------------
                   Unknown

9/9/94   9/9/94 Airport Systems Internat Vomar International-Vom GLOW     $ 3.1    $ 3.1     -        -                  -   $ 3.0
          Advisor       -                       -
          ------
Company Status            Public                  Sub.

                   Deal Description
                   ----------------
                   Airport Systems International acquired the VomaGlow
                   airfield signage line from Vomar International for
                   $3.1 mil. Consideration consisted of $1 mil in cash
                   and $2.1 mil in profit-related payments.

                   Target Business Description
                   ---------------------------
                   Manufacture airfield signs

                   Acquiror Business Description
                   -----------------------------
                   Manufacture and wholesale aircraft radio navigation
                   equipment


                    TARGET
                     NET    TARGET   TARGET                                                %
                    INCOME   EBIT   EBITDA  TOTAL               % OF        STATUS/       OWNED
   DATE              LTM     LTM      LTM   DEBT, NE  TOTAL    SHARES       FORM/         AFTER
ANNOUNCED           ($MIL)  ($MIL)  ($MIL)  OF CASH   ASSETS    ACQ.       ATTITUDE     TRANSACTION
---------           ------  ------  ------  -------   ------   ------   -------------   -----------
11/8/94                -       -      -        -         -       100      Completed         100
                                                                         Acq. of Assets
                                                                          Friendly












9/9/94                 -       -      -        -         -       100      Completed         100
                                                                        Acq. of Assets
                                                                           Friendly

* Covers industries with SIC Codes of 3646, 3648 and 3993. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/14/97.

INVESTMENT BANKING GROUP

                        SIGNAGE-RELATED MANUFACTURING*
  MERGERS & ACQUISITION TRANSACTIONS SINCE 1/1/92 FOR ACQUISITIONS OVER 30%




                                                                                                                   TARGET   TARGET
                                                                                    VALUE                          SHARE-    NET
                                                                          EQUITY     OF    PRICE                  HOLDERS   SALES
   DATE      DATE                                                         VALUE     DEAL    PER      SHARES        EQUITY     LTM
ANNOUNCED EFFECTIVE ACQUIROR                TARGET                        ($MIL)   ($MIL)  SHARE    OUT. (MIL)     ($MIL)   ($MIL)
--------- --------- --------                ------                        ------   ------  -----   --------------  ------   -----
6/2/94     8/1/94 Tosco Corp                BP America-California         $82.0    $82.0     -        -                -       -
          Advisor       -                       -
          -------
Company Status           Public                  Sub.
---------------

                   Deal Description
                   ----------------
                   Tosco acquired the California Marketing assets of BP
                   America, a unit of British Petroleum, for $82 mil.
                   The consideration offered comprised of $72 mil and
                   a $10 mil partial prepayment of future royalties.

                   Target Business Description
                   ---------------------------
                   Marketing assets

                   Acquiror Business Description
                   -----------------------------
                   Provide petroleum refining services; wholesale
                   petroleum products; oil and gas exploration and
                   production coal an lignite mining

3/29/94  7/31/94 Norwood Promotional ProdArtMold Products Corp            $13.0    $13.0     -        -       -        -       -
          Advisor       -                       -

Company Status           Public                  Priv.
--------------

                   Deal Description
                   ----------------
                   Norwood Promotional Products acquired all the
                   outstanding stock of ArtMold Products for $13
                   mil in cash.

                   Target Business Description
                   ---------------------------
                   Manufacture promotional products, including key
                   holders, golf tees, hats and writing instruments

                   Acquiror Business Description
                   -----------------------------
                   Manufacture hats, caps, tee- shirts, gravure
                   printing roducts and other promotional products


                    TARGET
                     NET    TARGET   TARGET                                                    %
                    INCOME   EBIT   EBITDA  TOTAL               % OF       STATUS/           OWNED
   DATE              LTM     LTM      LTM   DEBT, NE  TOTAL    SHARES      FORM/            AFTER
ANNOUNCED           ($MIL)  ($MIL)  ($MIL)  OF CASH   ASSETS    ACQ.       ATTITUDE        TRANSACTION
---------           ------  ------  ------  -------   ------   ------   -------------    -------------
6/2/94                  -      -      -        -         -      100        Completed         100
                                                                        Acq. of Assets
                                                                           Friendly










3/29/94                 -      -      -        -         -      100        Completed          100
                                                                            Merger
                                                                           Friendly

* Covers industries with SIC Codes of 3646, 3648 and 3993. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/14/97.

INVESTMENT BANKING GROUP

                        SIGNAGE-RELATED MANUFACTURING*
  MERGERS & ACQUISITION TRANSACTIONS SINCE 1/1/92 FOR ACQUISITIONS OVER 30%


                                                                                                                   TARGET   TARGET
                                                                                    VALUE                          SHARE-    NET
                                                                          EQUITY     OF    PRICE                  HOLDERS   SALES
   DATE      DATE                                                         VALUE     DEAL    PER      SHARES        EQUITY     LTM
ANNOUNCED EFFECTIVE ACQUIROR                TARGET                        ($MIL)   ($MIL)  SHARE    OUT. (MIL)     ($MIL)   ($MIL)
--------- --------- --------                ------                        ------   ------  -----   --------------  ------   -----
3/10/94  3/14/94 Tri-Lite Corp              NL Corp                       $3.3     $3.3     -        -             $(0.9)   $10.3

          Advisor       -                       -
          -------
Company Status           Public                  Priv.
--------------

                   Deal Description
                   ----------------
                   Tri-Lite acquired NL for a revised $3.3 mil. The
                   consideration consisted of 300,000 common shares
                   and up to an additional 300,000 common shares in
                   earnout. Originally Tri-Lite had offered 400,000
                   common shares in profit-related payments. The
                   common shares were valued based on Tri-Lite closing
                   stock price of $5.5 on Mar 11, the last full trading
                   day prior to the announcement of the revised terms.

                   Target Business Description
                   ---------------------------
                   Manufacture commercial lighting fixtures

                   Acquiror Business Description
                   -----------------------------
                   Manufacture light bulbs

2/22/94  5/6/94 Norwood Promotional ProdKeysIndustries Inc                $9.5     $9.5     -        -                 -        -
          Advisor       -                       -
          -------
Company Status            Public                  Priv.
--------------
                   Deal Description
                   ----------------
                   Norwood Promotional Products acquired Key
                   Industries in a $9.5 mil transaction. The
                   consideration offered comprised $6.125 mil
                   in cash, a $1.125 mil promissory note, and
                   a $2.25 mil subordinated promissory note
                   convertible into shares at $17 per share.

                   Target Business Description
                   ---------------------------
                   Manufacture promotional and advertising products

                   Acquiror Business Description
                   -----------------------------
                   Manufacture hats, caps, tee- shirts, gravure printing products and other promotional products


                    TARGET
                     NET    TARGET   TARGET                                                     %
                    INCOME   EBIT   EBITDA  TOTAL               % OF       STATUS/            OWNED
   DATE              LTM     LTM      LTM   DEBT, NE  TOTAL    SHARES      FORM/              AFTER
ANNOUNCED           ($MIL)  ($MIL)  ($MIL)  OF CASH   ASSETS    ACQ.       ATTITUDE        TRANSACTION
---------           ------  ------  ------  --------  ------   ------   -------------    -------------
3/10/94             $(1.5)  $(0.9)  $(0.9)  $ 3.2     $ 3.3    100        Completed           100
                                                                         Acq. of Assets
                                                                           Friendly











2/22/94                 -      -      -        -         -     100        Completed           100
                                                                        Acq. of Assets
                                                                           Friendly

* Covers industries with SIC Codes of 3646, 3648 and 3993. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/14/97.

INVESTMENT BANKING GROUP


                        SIGNATE-RELATED MANUFACTURING*
   MERGER & ACQUISITION TRANSACTION SINCE 1/1/92 FOR ACQUISITIONS OVER 30%


                                                                                                                   TARGET   TARGET
                                                                                    VALUE                          SHARE-    NET
                                                                          EQUITY     OF    PRICE                  HOLDERS   SALES
   DATE      DATE                                                         VALUE     DEAL    PER      SHARES        EQUITY     LTM
ANNOUNCED EFFECTIVE ACQUIROR                TARGET                        ($MIL)   ($MIL)  SHARE    OUT. (MIL)     ($MIL)   ($MIL)
--------- --------- ----------------        ------------------------      ------   ------  -----   --------------  ------   -----
7/1/93   7/1/93 Helionetics Inc            Self Powered Lighting Inc      $ 0.4    $ 0.4      -           -            -         -
          Advisor       -                       -
          -------
Company Status           Public                  Sub.
--------------
                   Deal Description
                   ----------------
                   Helionetics acquired Self Powered Lighting, a unit of TH
                   Lehman, for $.4 mil. Consideration consisted of a $.4 mil 6%
                   unsecured promissory note payable Dec 31, 1996, convertible into Helionetics common stock at $4 per share, and warrants to purchase 100,000 Helionetics common shares at $6 per
                   share.

                   Target Business Description
                   ---------------------------
                   Manufacture commercial lighting fixtures and
                   luminescent signage

                   Acquiror Business Description
                   -----------------------------
                   Manufacture and wholesale electronic converters
                   and lasers

5/3/93  10/4/93 MarkitStar Inc          Marlboro Marketing,2 Others       $18.2    $18.2      -           -         $6.4     $83.1
          Advisor       -                       -
          -------
Company Status           Public                  Sub.
--------------
                   Deal Description
                   ----------------
                   MarkitStar acquired Marlboro Marketing, Creative Displays and
                   HMG Europe from Saatchi & Saatchi for $16.82 mil. The
                   consideration offered consisted of $3.3 mil in cash and an
                   $11.5 mil secured note and the issue 490,000 common shares valued at $2.02 mil. The shares were valued based on
                   MarkitStar's closing stock price of $4.125 on Apr 29, 1993, the last full trading day prior to the announcement. In
                   February 1993, MarkitStar disclosed that it was negotiating to acquire an undisclosed marketing firm.

                   Target Business Description
                   ---------------------------
                   Manufacture window and lobby displays and cutouts; wholesale electrical apparatus and equipment; provide electrical work and marketing consulting services

                   Acquiror Business Description
                   -----------------------------
                   Manufacture computer-based point-of-purchase merchandising systems; organize in-house product promotion meetings

                    TARGET
                     NET    TARGET   TARGET                                                 %
                    INCOME   EBIT   EBITDA  TOTAL               % OF        STATUS/        OWNED
   DATE              LTM     LTM      LTM   DEBT, NE  TOTAL    SHARES       FORM/          AFTER
ANNOUNCED           ($MIL)  ($MIL)  ($MIL)  OF CASH   ASSETS    ACQ.       ATTITUDE      TRANSACTION
---------           ------  ------  ------  -------   ------   ------      --------      -----------
7/1/93                -        -      -       -          -      100        Completed         100
                                                                            Merger
                                                                           Friendly






5/3/93              $(41.2) $(39.9) $(36.6)   -       $28.9     100        Completed         100
                                                                            Merger
                                                                           Friendly


* Covers industries with SIC Codes of 3646, 3648 and 3993. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/14/97.

INVESTMENT BANKING GROUP

                         SIGNAGE-RELATED MANUFACTURING*
   MERGERS & ACQUISITION TRANSACTIONS SINCE 1/1/92 FOR ACQUISITIONS OVER 30%


                                                                                                                   TARGET   TARGET
                                                                                    VALUE                          SHARE-    NET
                                                                          EQUITY     OF    PRICE                  HOLDERS   SALES
   DATE      DATE                                                         VALUE     DEAL    PER      SHARES        EQUITY     LTM
ANNOUNCED EFFECTIVE ACQUIROR                TARGET                        ($MIL)   ($MIL)  SHARE    OUT. (MIL)     ($MIL)   ($MIL)
--------- --------- --------                ------                        ------   ------  -----   --------------  ------   -----
9/17/92   1/20/93 Tridex Corp               Ultimate Technology Corp      $ 6.6    $ 6.6      -          -          $ 1.7    $ 9.4
          Advisor       -                       -
          -------
Company Status            Public                 Priv.
--------------
                   Deal Description
                   ----------------
                   Tridex acquired all the common stock of Ultimate Technology for a total of $6.645 mil. Consideration was comprised of
                   $3.645 mil in cash and $3 mil in 8% five-year promissory
                   notes, which were convertible into Tridex common shares at
                   $12 per share. The transaction had been subject to certain conditions. Tridex financed the acquisition through a private placement of debentures and warrants.

                   Target Business Description
                   ---------------------------
                   Manufacture point-of-sale displays and hardware platforms

                   Acquiror Business Description
                   -----------------------------
                   Manufacture dot-matrix printheads, printers, printer
                   elements, radio frequency coaxial connectors and
                   electromechanical components; holding company

5/21/92  5/21/92 Norwood Products Inc    Barlow Specialty Advertising     $7.8     $7.8       -          -             -        -
          Advisor      Merrill Lynch & Co.     Kidder, Peabody
          -------
Company Status           Priv.                   Sub.
--------------

                   Deal Description
                   ----------------
                   Norwood Products acquired Talley Industries' Barlow Specialty
                   Advertising subsidiary for $7.8 mil in cash. Talley announced in May 1990 that it had retained Kidder Peabody to help seek a buyer for certain assets. Merrill Lynch advised Norwood
                   Products.

                   Target Business Description
                   ---------------------------
                   Manufacture advertising novelities

                   Acquiror Business Description
                   -----------------------------
                   Manufacture hats, caps and gravure printing products


                    TARGET
                     NET    TARGET   TARGET                                                 %
                    INCOME   EBIT   EBITDA  TOTAL               % OF        STATUS/        OWNED
   DATE              LTM     LTM      LTM   DEBT, NE  TOTAL    SHARES       FORM/          AFTER
ANNOUNCED           ($MIL)  ($MIL)  ($MIL)  OF CASH   ASSETS    ACQ.       ATTITUDE      TRANSACTION
---------           ------  ------  ------  -------   ------   ------     ----------     -----------
9/17/92             $1.1    $ 1.1   $ 1.2      -      $ 2.2      100      Completed          100
                                                                           Merger
                                                                          Friendly












5/21/92               -        -      -        -         -       100      Completed          100
                                                                         Acq. of Assets
                                                                          Friendly

* Covers industries with SIC Codes of 3646, 3648 and 3993. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/14/97.

INVESTMENT BANKING GROUP

                         SIGNAGE-RELATED MANUFACTURING
   MERGERS & ACQUISITION TRANSACTIONS SINCE 1/1/92 FOR ACQUISITIONS OVER 30%


                                                                                                                   TARGET   TARGET
                                                                                    VALUE                          SHARE-    NET
                                                                          EQUITY     OF    PRICE                  HOLDERS   SALES
   DATE      DATE                                                         VALUE     DEAL    PER      SHARES        EQUITY     LTM
ANNOUNCED EFFECTIVE ACQUIROR                TARGET                        ($MIL)   ($MIL)  SHARE    OUT. (MIL)     ($MIL)   ($MIL)
--------- --------- --------                ------                        ------   ------  -----   --------------  ------   -----
2/13/92   3/27/92 Alpha Solarco Inc         State Machine Products        $ 2.2    $ 4.3     -          -          $(0.6)   $4.6
          Advisor       -                       -
          -------
Company Status           Public                  Priv.
--------------

                   Deal Description
                   ----------------
                   Alpha Solarco acquired State Machine Products for $4.653 mil.
                   The consideration consisted of 4,039,111 Alpha common shares,
                   $2.1 mil in assumed liabilities, and $.786 mil in forgiveness of debt. The common share portion was valued at $1.767 mil based on Alpha's closing price on Feb 12, the last full
                   trading day prior to the announcement of the transaction.

                   Target Business Description
                   ---------------------------
                   Manufacture stoves, gas lamps and other personal field
                   equipment for defense markets such as the US Army

                   Acquiror Business Description
                   -----------------------------
                   Manufacture solar energy equipment



                   TARGET
                    NET    TARGET  TARGET                                                      %
                   INCOME   EBIT   EBITDA   TOTAL               % OF       STATUS/            OWNED
   DATE             LTM     LTM      LTM   DEBT, NE  TOTAL    SHARES      FORM/              AFTER
ANNOUNCED          ($MIL)  ($MIL)  ($MIL)  OF CASH   ASSETS    ACQ.      ATTITUDE         TRANSACTION
---------          ------  ------  ------  -------   ------   ------    ------------     -----------
2/13/92            $(0.7)  $(0.2)  $(0.1)  $ 1.9     $1.4      100       Completed          100
                                                                        Acq. of Assets
                                                                          Friendly


* Covers industries with SIC Codes of 3646, 3648 and 3993. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/14/97.

INVESTMENT BANKING GROUP


                   SUMMARY VALUATION FOR PLASTI-LINE, INC.

                                                (in thousands, except per share)

Market Premium Valuation:


                                         ONE DAY PRIOR          ONE WEEK PRIOR          ONE MONTH PRIOR
PREMIUMS                                TO ANNOUNCEMENT         TO ANNOUNCEMENT         TO ANNOUNCEMENT
--------                                ---------------         ---------------         ---------------
All Cash Deals

1996
        Actual Low                              (64.8)%                 (60.9)%                 (64.1)%
        Actual High                             134.8%                  157.1%                  148.3%
        Adjusted Average                         24.7%                   28.5%                   35.8%
        Median                                   28.2%                   34.9%                   39.2%
        Low of Middle Quartiles                  11.7%                   15.4%                   16.6%
        High of Middle Quartiles                 38.1%                   51.4%                   56.9%

1997
        Actual Low                              (65.7)%                 (63.1)%                 (60.0)%
        Actual High                             108.7%                  106.5%                  108.0%
        Adjusted Average                         12.6%                   18.5%                   24.7%
        Median                                   16.5%                   21.4%                   27.5%
        Low of Middle Quartiles                   0.7%                    2.0%                    8.1%
        High of Middle Quartiles                 27.7%                   37.6%                   44.9%


INVESTMENT BANKING GROUP

                   SUMMARY VALUATION FOR PLASTI-LINE, INC.

Market Premium Valuation:


                                         ONE DAY PRIOR          ONE WEEK PRIOR          ONE MONTH PRIOR
PREMIUM VALUATION                       TO ANNOUNCEMENT         TO ANNOUNCEMENT         TO ANNOUNCEMENT
-----------------                       ---------------         ---------------         ---------------
All Cash Deals

1996
        Actual Low                              $ 3.74                  $ 4.16                  $ 3.82
        Actual High                              24.96                   27.33                   26.39
        Adjusted Average                         13.26                   13.65                   14.44
        Median                                   13.63                   14.34                   14.80
        Low of Middle Quartiles                  11.87                   12.26                   12.39
        High of Middle Quartiles                 14.68                   16.09                   16.68

1997
        Actual Low                              $ 3.64                  $ 3.92                  $ 4.25
        Actual High                              22.18                   21.95                   22.11
        Adjusted Average                         11.97                   12.60                   13.25
        Median                                   12.38                   12.91                   13.55
        Low of Middle Quartiles                  10.70                   10.84                   11.49
        High of Middle Quartiles                 13.57                   14.63                   15.40


INVESTMENT BANKING GROUP


           AVERAGE PERCENTAGE PREMIUMS FOR CASH PUBLIC ACQUISITIONS

                  100% CONTROL OF COMPANY AFTER ACQUISITION

                                                             Premiums Since 1/1/95
                                        ---------------------------------------------------------------
                                         One Day Prior          One Week Prior          One Month Prior
                                        to Announcement         to Announcement         to Announcement
                                        ---------------         ---------------         ---------------
        Actual Low                              (83.7%)                 (84.8%)                 (88.9%)
        Actual High                             360.8%                  372.7%                  295.7%
        Median                                   24.5%                   29.9%                   36.7%
        Adjusted Average                         29.5%                   35.4%                   39.1%
        Low of Middle Quartiles                  11.6%                   15.7%                   18.9%
        High of Middle Quartiles                 42.9%                   50.0%                   56.0%



                   100% CONTROL OF COMPANY AFTER ACQUISITION
                         ACQUISITIONS OF LESS THAN 50%

                                                             Premiums Since 1/1/95
                                        ---------------------------------------------------------------
                                         One Day Prior          One Week Prior          One Month Prior
                                        to Announcement         to Announcement         to Announcement
                                        ---------------         ---------------         ---------------
        Actual Low                                2.6%                   (4.3%)                 (29.7%)
        Actual High                              62.0%                   69.6%                   77.8%
        Median                                   18.8%                   23.3%                   26.8%
        Adjusted Average                         18.9%                   22.7%                   27.7%
        Low of Middle Quartiles                   9.7%                   16.0%                   17.0%
        High of Middle Quartiles                 27.0%                   36.5%                   45.4%


INVESTMENT BANKING GROUP


                       IMPLIED PLASTI-LINE ACQUISITION

                  100% CONTROL OF COMPANY AFTER ACQUISITION

                                                   VALUATIONS BASED ON PREMIUMS SINCE 1/1/95
                                        ---------------------------------------------------------------
                                         One Day Prior          One Week Prior          One Month Prior
                                        To Announcement         To Announcement         To Announcement
                                        ---------------         ---------------         ---------------
        Actual Low                              $ 1.73                  $ 1.62                  $ 1.18
        Actual High                              48.96                   50.23                   42.04
        Median                                   13.23                   13.80                   14.52
        Adjusted Average                         13.76                   14.38                   14.78
        Low of Middle Quartiles                  11.86                   12.30                   12.63
        High of Middle Quartiles                 15.18                   15.94                   16.57


                   100% CONTROL OF COMPANY AFTER ACQUISTION
                         ACQUISITION OF LESS THAN 50%

                                                   VALUATIONS BASED ON PREMIUMS SINCE 1/1/95
                                        ---------------------------------------------------------------
                                         One Day Prior          One Week Prior          One Month Prior
                                        To Announcement         To Announcement         To Announcement
                                        ---------------         ---------------         ---------------
        Actual Low                             $ 10.90                 $ 10.17                  $ 7.47
        Actual High                              17.22                   18.02                   18.89
        Median                                   12.62                   13.10                   13.47
        Adjusted Average                         12.63                   13.04                   13.57
        Low of Middle Quartiles                  11.66                   12.33                   12.43
        High of Middle Quartiles                 13.49                   14.50                   15.45


INVESTMENT BANKING GROUP


AVERAGE PERCENTAGE PREMIUMS FOR ACQUIRED PUBLIC COMPANIES


CONSIDERATION                                   AVERAGE PERCENTAGE PREMIUMS
-------------           --------------------------------------------------------------------
                        1991    1992    1993    1994    1995    1996    1997-YTD    1991-YTD
                        ----    ----    ----    ----    ----    ----    --------    --------
All Cash
  1 Day Prior           39.0    44.6    42.6    50.7    41.9    28.9      30.2        38.9
  1 Week Prior          56.1    46.4    46.0    57.1    46.3    35.8      36.0        44.6
  1 Month Prior         66.8    51.1    48.2    62.2    54.7    40.1      40.2        50.0

All Stock (1)
  1 Day Prior           34.1    42.1    38.2    29.5    29.2    23.4      15.6        28.0
  1 Week Prior          41.4    46.9    37.3    33.7    32.6    30.9      17.9        32.6
  1 Month Prior         53.4    49.7    44.9    35.2    36.0    36.4      24.3        37.2

All Deals (1)
  1 Day Prior           29.2    45.8    39.2    43.0    39.9    27.8      27.4        34.6
  1 Week Prior          35.4    50.4    42.3    46.2    44.4    34.1      33.0        39.5
  1 Month Prior         45.8    53.0    44.0    49.4    50.1    41.4      37.4        44.8

(1) Excludes all pooling of interest combinations.

INVESTMENT BANKING GROUP


                     [Graph depicting Plasti-line, Inc.'s
            weekly price & volume trading statistics since 1/3/92]

INVESTMENT BANKING GROUP

                     [Graph depicting Plasti-line, Inc.'s
           weekly price & volume trading statistics since 12/29/95]

INVESTMENT BANKING GROUP

                     [Graph depicting Plasti-line, Inc.'s
            daily price & volume trading statistics since 9/26/97]

INVESTMENT BANKING GROUP

                               PLASTI-LINE, INC.
            SHARES TRADED AT VARIOUS PRICES FROM 1/1/96 TO 10/27/97

                                                                                                   CUMULATIVE
                                                                                 ------------------------------------------------
                                 DAYS      % OF TOTAL               % OF TOTAL      DAYS      % OF TOTAL               % OF TOTAL
          TRADING             DAILY AVG.      DAYS       TRADING      TRADING    DAILY AVG.      DAYS       TRADING      TRADING
          RANGE(1)             IN RANGE      TRADED      VOLUME       VOLUME      IN RANGE      TRADED      VOLUME       VOLUME
----------------------------  ----------   ----------   ---------   ----------   ----------   ----------   ---------   ----------
          <$6.50                   0           0.0%            --       0.0%          0           0.0%            --       0.0%
        $6.50-$7.25                9           1.9%        24,000       1.6%          9           1.9%        24,000       1.6%
        $7.25-$8.00               19           4.0%       119,100       7.9%         28           5.9%       143,100       9.4%
        $8.00-$8.75              134          28.2%       237,500      15.7%        162          34.0%       380,600      25.1%
        $8.75-$9.50               70          14.7%       143,700       9.5%        232          48.7%       524,300      34.6%
        $9.50-$10.25              63          13.2%       203,800      13.4%        295          62.0%       728,100      48.0%
       $10.25-$11.00              76          16.0%       218,300      14.4%        371          77.9%       946,400      62.4%
       $11.00-$11.75              30           6.3%       134,400       8.9%        401          84.2%     1,080,800      71.3%
       $11.75-$12.50              39           8.2%       117,100       7.7%        440          92.4%     1,197,900      79.0%
       $12.50-$13.25              33           6.9%       176,500      11.6%        473          99.4%     1,374,400      90.7%
       $13.25-$14.00               3           0.6%       141,300       9.3%        476         100.0%     1,515,700     100.0%
         >=$14.00                  0           0.0%            --       0.0%        476         100.0%     1,515,700     100.0%

       TOTAL:                    476         100.0%     1,515,700     100.0%

                   [Graph depicting Plasti-Line, Inc. Shares
                               Traded at various
                        prices from 1/1/96 to 10/27/97]

(1) Price ranges include low range price and exclude high range price.
(2) The average daily trading volume has been 3,184 shares or $33,105.73 and the average daily close has been $9.77.

INVESTMENT BANKING GROUP

                               PLASTI-LINE, INC.
            SHARES TRADED AT VARIOUS PRICES FROM 1/2/97 TO 10/27/97

                                                                                                    CUMULATIVE
                                                                                 ------------------------------------------------
                                 DAYS      % OF TOTAL               % OF TOTAL     DAYS       % OF TOTAL               % OF TOTAL
          TRADING             DAILY AVG.      DAYS       TRADING     TRADING    DAILY AVG.       DAYS       TRADING      TRADING
          RANGE(1)             IN RANGE      TRADED      VOLUME      VOLUME      IN RANGE       TRADED      VOLUME       VOLUME
----------------------------  ----------   ----------   ---------   ----------   ----------   ----------   ---------   ----------
           <$8.00                  0           0.0%            --       0.0%          0           0.0%            --       0.0%
        $8.00-$8.55                8           3.8%        31,100       5.7%          8           3.8%        31,100       5.7%
        $8.55-$9.10               23          11.1%        21,800       4.0%         31          14.9%        52,900       9.7%
        $9.10-$9.65               22          10.6%        98,300      18.0%         53          25.5%       151,200      27.7%
        $9.65-$10.20              25          12.0%       110,900      20.3%         78          37.5%       262,100      48.0%
       $10.20-$10.75              55          26.4%       160,200      29.3%        133          63.9%       422,300      77.4%
       $10.75-$11.30              10           4.8%        12,900       2.4%        143          68.8%       435,200      79.7%
       $11.30-$11.85               7           3.4%        24,100       4.4%        150          72.1%       459,300      84.1%
       $11.85-$12.40              28          13.5%        25,500       4.7%        178          85.6%       484,800      88.8%
       $12.40-$12.95              24          11.5%        50,500       9.3%        202          97.1%       535,300      98.1%
       $12.95-$13.50               6           2.9%        10,600       1.9%        208         100.0%       545,900     100.0%
         >=$13.50                  0           0.0%            --       0.0%        208         100.0%       545,900     100.0%

       TOTAL:                    208         100.0%       545,900     100.0%


                   [Graph depicting Plasti-Line, Inc. Shares
                         Traded at various prices from
                              1/2/97 to 10/27/97]

(1) Price ranges include low range price and exclude high range price.
(2) The average daily trading volume has been 2,625 shares or $27,248.83 and the average daily close has been $10.69.

INVESTMENT BANKING GROUP

PLASTI-LINE, INC. OWNERSHIP PROFILE

                                                                           CHANGE FROM
SHAREHOLDERS                                                 SHARES HELD   PRIOR PERIOD   % OWNERSHIP
JAMES R. MARTIN(1)                                            1,766,269                     46.31%
OTHER OFFICERS AND DIRECTORS(1)                                 475,286                     12.46%
INSTITUTIONAL INVESTORS(2)
Salem Investment                                                216,000         1,000        5.66%
Societe Generale                                                200,000             0        5.24%
Kennedy Capital Management                                      164,800             0        4.32%
Dimensional Fund Advisors                                        77,500             0        2.03%
Swiss Reinsurance                                                75,000             0        1.97%
BZW Barclays                                                     73,675             0        1.93%
Rosenberg Institutional                                          22,330         4,200        0.59%
ANB Investment Management                                        15,900             0        0.42%
Mellon Bank                                                      15,281             0        0.40%
David Babson & Co.                                               11,200             0        0.29%
Brandywine Assets                                                11,200         2,600        0.29%
The Travelers Group                                               1,000         1,000        0.03%
RCB Trust Co.                                                       500             0        0.01%
Painewebber Group                                                     0       (37,753)       0.00%
                                                              ---------       -------      -------
TOTAL INSTITUTIONAL INVESTORS                                   884,386       (28,953)      23.19%
IMPLIED RETAIL HOLDINGS                                         687,856                     18.04%
                                                              ---------                    -------
     TOTAL SHARES OUTSTANDING(3)                              3,813,797                     53.69%
                                                              =========                    =======

                     [Pie Chart depicting ownership profile
                             of Plasti-line, Inc.]

(1) Source: Proxy Statement, March 18, 1997.

(2) Source: Bloomberg as of October 10, 1997.

(3) Source: 10-Q for quarter ending June 30, 1997.

INVESTMENT BANKING GROUP

OPERATING MARGIN COMPARISON

                                                         PLASTI-LINE, INC.                        ZIMMERMAN SIGN COMPANY
                                                         -----------------                        ----------------------
Fiscal Years Ended
(in thousands)                             1992     1993     1994      1995      1996     1992     1993     1994     1995     1996
----------------------------------------------------------------------------------------------------------------------------------
Revenue

Net Sales                                $83,220  $90,362  $77,309  $103,247  $130,876  $23,941  $33,001  $36,427  $41,667  $41,275
Other Income                               1,114      751      853       571       303
-----------------------------------------------------------------------------------------------------------------------------------
  Total Revenue                           84,334   91,113   78,162   103,818   131,179   23,941   33,001   36,427   41,667   41,275

Cost and Expenses
Cost of Sales                             68,493   74,433   63,060    85,114   107,956   19,949   26,143   28,227   32,529   32,415
Selling, general and administrative       11,203   11,353   13,349    14,979    16,701    3,294    3,721    4,024    4,155    4,428
Interest Expense                             632      684      712     1,040     1,593      365      291      433      782      996
Goodwill Write-Off                                           3,986
Provision for Restructuring Costs                            2,416
Provision for Pension Curtailmen                                         483
Management Fees                                                                             600      600      600      600      600
Stock Distribution Costs                                                                                                      1,106
-----------------------------------------------------------------------------------------------------------------------------------
  Total Costs and Expenses                80,328   86,470    83,523  101,616   126,250   24,208   30,755   33,284   38,066   39,545

-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Taxes and Accounting  4,006    4,643    (5,361)   2,202     4,929     (267)   2,246    3,143    3,601    1,730

Income Tax Benefit (Provision)            (1,621)  (1,789)      524     (805)   (1,781)      91     (768)  (1,069)  (1,224)    (588)
Cumulative Effect of Accounting Change      (648)
-----------------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)                          1,737    2,854    (4,837)   1,397     3,148     (176)   1,478    2,074    2,377    1,142
===================================================================================================================================

Earnings  Before Interest and Taxes        4,638    5,327    (4,649)   3,242     6,522       98    2,537    3,576    4,383    2,726

INVESTMENT BANKING GROUP

OPERATING Margin Comparison

                                                         PLASTI-LINE, INC.                        ZIMMERMAN SIGN COMPANY
                                                         -----------------                        ----------------------
Fiscal Years Ended
(in thousands)                             1992     1993     1994      1995      1996     1992     1993     1994     1995     1996
----------------------------------------------------------------------------------------------------------------------------------
Revenue

Net Sales                                  98.7%    99.2%    98.9%     99.4%     99.8%   100.0%   100.0%   100.0%   100.0%   100.0%
Other Income                                1.3%     0.8%     1.1%      0.6%      0.2%
-----------------------------------------------------------------------------------------------------------------------------------
  Total Revenue                           100.0%   100.0%   100.0%    100.0%    100.0%   100.0%   100.0%   100.0%   100.0%   100.0%

Cost and Expenses
Cost of Sales                              81.2%    81.7%    80.7%     82.0%     82.3%    83.3%    79.2%    77.5%    78.1%    78.5%
Selling, General and Administrative        13.3%    12.5%    17.1%     14.4%     12.7%    13.8%    11.3%    11.0%    10.0%    10.7%
Interest Expense                            0.7%     0.8%     0.9%      1.0%      1.2%     1.5%     0.9%     1.2%     1.9%     2.4%
Goodwill Write-Off                                            5.1%
Provision for Restructuring Costs                             3.1%
Provision for Pension Curtailment                                        0.5%
Management Fees                                                                            2.5%     1.8%     1.6%     1.4%     1.5%
Stock Distribution Costs                                                                                                       2.7%
-----------------------------------------------------------------------------------------------------------------------------------

  Total Costs and Expenses                 95.2%    94.9%   106.9%     97.9%     96.2%   101.1%    93.2%    91.4%    91.4%    95.8%
-----------------------------------------------------------------------------------------------------------------------------------

Income (Loss) Before Taxes and
  Accounting Change                         4.8%     5.1%    (6.9%)     2.1%      3.8%    (1.1%)    6.8%     8.6%     8.6%     4.2%

Income Tax Benefit (Provision)             (1.9%)   (2.0%)    0.7%     (0.8%)    (1.4%)    0.4%    (2.3%)   (2.9%)   (2.9%)   (1.4%)
Cumulative Effect of Accounting Change     (0.8%)
-----------------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)                           2.1%     3.1%    (6.2%)     1.3%      2.4%    (0.7%)    4.5%     5.7%     5.7%     2.8%
===================================================================================================================================
Earnings  Before Interest and Taxes         5.6%     5.9%    (6.0%)     3.1%      5.0%     0.4%     7.7%     9.8%    10.5%     6.6%

INVESTMENT BANKING GROUP


        MARGIN AVERAGES OVER FOUR YEAR PERIOD (1992-1996)


        PLASTI-LINE, INC.                                               ZIMMERMAN SIGN COMPANY
        -----------------                                               ----------------------
        Cost of Goods Sold                             81.6%            Cost of Goods Sold                              79.3%
        Earnings Before Interest and Taxes              2.7%(1)         Earnings Before Interest and Taxes               7.0%
        Earnings Before Taxes                           1.8%            Earnings Before Taxes                            5.4%
        Net Income                                      0.5%            Net Income                                       3.6%




COMPOUND ANNUAL GROWTH RATES OVER FOUR YEAR PERIOD (1992-1996)(2)


        PLASTI-LINE, INC.                                               ZIMMERMAN SIGN COMPANY
        -----------------                                               ----------------------
        Revenue                                        12.0%            Revenue                                         14.6%
        Earnings Before Interest and Taxes              8.9%            Earnings Before Interest and Taxes             129.7%
        Pretax                                          2.0%            Pretax (3)                                       8.1%
        Net Income                                      3.3%            Net Income (4)                                   6.9%


(1)     Would be 4.9% with the exclusion of loss in 1994.

(2) PreTax and Net Income growth rates are from 1993 to 1996 due to losses in 1992 for Zimmerman.

(3)     Excludes $1.1 million of stock distribution costs in 1996.

(4)     Excludes $1.1 million of stock distribution costs, net taxes at 40%.

INVESTMENT BANKING GROUP

PLASTI-LINE, INC. -- COMPANY PROJECTION MODEL
PROJECTED INCOME STATEMENTS

(Numbers in Thousands)
(Fiscal Year Ended December)
10/29/97 12:03 PM

                                         HISTORICAL                                        PROJECTED
                                 1994       1995       1996       1997       1998       1999       2000       2001       2002
                                -------   --------   --------   --------   --------   --------   --------   --------   --------
Revenues                        $78,162   $103,818   $131,179   $142,000   $157,140   $163,020   $174,000   $186,180   $199,213
Cost of sales, net dep.          61,185     83,404    105,694    113,380    127,261    131,514    139,509    148,360    157,831
                                -------   --------   --------   --------   --------   --------   --------   --------   --------
Gross profit                     16,977     20,414     25,485     28,620     29,879     31,506     34,491     37,820     41,382

General and administrative       13,349     14,979     16,701     10,488     10,686     11,085     11,832     12,474     13,347
Selling                              --         --         --      7,184      7,071      7,336      7,830      8,378      8,965
Provision for restructuring
  costs                           2,416         --         --         --         --         --         --         --         --
Provision for pension
  curtailment                        --        483         --         --         --         --         --         --         --
                                -------   --------   --------   --------   --------   --------   --------   --------   --------
Total operating expenses         15,765     15,462     16,701     17,672     17,757     18,421     19,662     20,852     22,312

EBITDA                            1,212      4,952      8,784     10,948     12,122     13,085     14,829     16,968     19,070

Depreciation                      1,875      1,710      2,262      2,000      2,100      2,100      2,100      2,100      2,100
Goodwill
  write-off/amortization          3,986         --         --        100        100        100        100        100        100
                                -------   --------   --------   --------   --------   --------   --------   --------   --------
Total depreciation &
  amortization                    5,861      1,710      2,262      2,100      2,200      2,200      2,200      2,200      2,200

Total operating income           (4,649)     3,242      6,522      8,848      9,922     10,885     12,629     14,768     16,870

Interest expense                    712      1,040      1,593        851      1,159      1,029        618        330        240
Interest (income)                    --         --         --         (7)       (13)       (13)       (13)      (118)      (405)
                                -------   --------   --------   --------   --------   --------   --------   --------   --------
Other expenses (income)             712      1,040      1,593        844      1,147      1,016        606        212       (165)

Pre-tax income                   (5,361)     2,202      4,929      8,004      8,775      9,869     12,023     14,556     17,035
Provision (benefit) for income
  taxes                            (524)       805      1,781      3,202      3,510      3,948      4,809      5,822      6,814
                                -------   --------   --------   --------   --------   --------   --------   --------   --------
Net income                      $(4,837)  $  1,397   $  3,148   $  4,802   $  5,265   $  5,921   $  7,214   $  8,733   $ 10,221
                                =======   ========   ========   ========   ========   ========   ========   ========   ========
Preferred dividends                  --         --         --         --         --         --         --         --         --
                                -------   --------   --------   --------   --------   --------   --------   --------   --------
Net income to common            $(4,837)  $  1,397   $  3,148   $  4,802   $  5,265   $  5,921   $  7,214   $  8,733   $ 10,221
                                =======   ========   ========   ========   ========   ========   ========   ========   ========

INVESTMENT BANKING GROUP

PLASTI-LINE, INC. -- COMPANY PROJECTION MODEL
PROJECTED BALANCE SHEETS

(Numbers in Thousands)
(Fiscal Year Ended December)
10/29/97 12:03 PM

                                         HISTORICAL                                        PROJECTED
                                 1994       1995       1996       1997       1998       1999       2000       2001       2002
                               --------   --------   --------   --------   --------   --------   --------   --------   --------
ASSETS
Cash                           $     10   $     10   $     10   $    250   $    250   $    250   $    250   $  4,458   $ 11,728
Short-term investments              599         --         --         --         --         --         --         --         --
Accounts receivable              16,010     27,050     22,870     23,430     25,928     26,898     28,710     30,720     32,870
Inventory                        19,213     31,564     27,331     28,400     31,428     32,604     34,800     37,236     39,843
Prepaid expenses                  1,679      1,080        754        816        903        937      1,000      1,070      1,145
Deferred income taxes             1,869      1,876      1,337      1,447      1,602      1,662      1,773      1,898      2,030
                               --------   --------   --------   --------   --------   --------   --------   --------   --------
Total current assets             39,380     61,580     52,302     54,343     60,111     62,351     66,534     75,381     87,617

Gross plant and equip.           28,493     30,807     32,315     37,493     39,593     41,693     43,793     45,893     47,993
Accumulated depreciation        (16,546)   (16,953)   (19,055)   (21,055)   (23,155)   (25,254)   (27,354)   (29,454)   (31,554)
                               --------   --------   --------   --------   --------   --------   --------   --------   --------
Net P,P&E                        11,947     13,854     13,260     16,438     16,438     16,439     16,439     16,439     16,439

Goodwill, net of accumulated
  amortization                       --      1,508      1,403      1,303      1,203      1,102      1,002        902        802
Other fixed assets                  123        208        279        302        334        347        370        396        424
Columbia Industrial Bond
  Trust                              --         --         --      2,000      1,000         --         --         --         --
                               --------   --------   --------   --------   --------   --------   --------   --------   --------
Total assets                   $ 51,450   $ 77,150   $ 67,244   $ 74,387   $ 79,086   $ 80,239   $ 84,345   $ 93,118   $105,281
                               ========   ========   ========   ========   ========   ========   ========   ========   ========

INVESTMENT BANKING GROUP

PLASTI-LINE, INC. -- COMPANY PROJECTION MODEL
PROJECTED BALANCE SHEETS

(Numbers in Thousands)
(Fiscal Year Ended December)
10/29/97 12:03 PM

                                               HISTORICAL                                    PROJECTED
                                        1994      1995      1996      1997      1998      1999      2000      2001       2002
                                       -------   -------   -------   -------   -------   -------   -------   -------   --------
LIABILITIES & EQUITY
Current maturities & short-term debt   $   745   $ 1,723   $   745   $    --   $    --   $    --   $    --   $    --   $     --
Accounts payable                         6,750    14,660     8,096     8,520     9,428     9,781    10,440    11,171     11,953
Accrued liabilities                      4,078     5,704     6,116     6,390     7,071     7,336     7,830     8,378      8,965
Income taxes currently payable             (46)      708        83        90        99       103       110       118        126
Customer deposits and deferred
  revenue                                4,504     5,673    11,509    12,496     8,643     8,966     9,570    10,240     10,957
                                       -------   -------   -------   -------   -------   -------   -------   -------   --------
Total current liabilities               16,031    28,468    26,549    27,496    25,242    26,816    27,950    29,907     32,000

Long term debt
  Revolver                                  --        --        --     7,098     9,320     6,457     1,757        --         --
  Credit facility/long-term debt         7,399    20,628     8,975        --        --        --        --        --         --
  Knox County Industrial Bonds           5,350     4,670     3,990     3,310     2,630        --        --        --         --
  Columbia Industrial Bonds                 --        --        --     5,000     5,000     4,722     4,444     4,167      3,889
                                       -------   -------   -------   -------   -------   -------   -------   -------   --------
  Total debt                            12,749    25,298    12,965    15,408    16,950    11,180     6,201     4,167      3,889
  Less current portion                    (745)   (1,723)     (745)       --        --        --        --        --         --
                                       -------   -------   -------   -------   -------   -------   -------   -------   --------
  Total long-term debt                  12,004    23,575    12,220    15,408    16,950    11,180     6,201     4,167      3,889

Deferred income taxes                      987     1,123     1,196     1,295     1,433     1,486     1,586     1,697      1,816
Deferred liabilities                        75        93        77        83        92        96       102       109        117
                                       -------   -------   -------   -------   -------   -------   -------   -------   --------
Total liabilities                       29,097    53,259    40,042    44,282    43,717    38,948    35,840    35,880     37,822

Common stock                                 4         4         4         4         4         4         4         4          4
Additional paid-in-capital               2,419     2,560     2,723     2,723     2,723     2,723     2,723     2,723      2,723
Retained earnings                       19,930    21,327    24,475    27,377    32,642    38,564    45,778    54,511     64,732
                                       -------   -------   -------   -------   -------   -------   -------   -------   --------
Total stockholders' equity              22,353    23,891    27,202    30,104    35,369    41,291    48,505    57,238     67,459
                                       -------   -------   -------   -------   -------   -------   -------   -------   --------
Total liabilities & equity             $51,450   $77,150   $67,244   $74,387   $79,086   $80,239   $84,345   $93,118   $105,281
                                       =======   =======   =======   =======   =======   =======   =======   =======   ========

INVESTMENT BANKING GROUP

   PLASTI-LINE, INC -- COMPANY PROJECTION MODEL
   PROJECTED CASH FLOW STATEMENTS

   (Numbers in Thousands)
   (Fiscal Year Ended December)                                                    PROJECTED
   10/29/97  12:03 PM                                       1997         1998         1999         2000        2001         2002
                                                          --------     --------     --------     --------    --------    ---------
   Cash flows from operating activities:
      Net income                                          $  4,802     $  5,265     $  5,921     $  7,214    $  8,733    $  10,221
      Depreciation                                           2,000        2,100        2,100        2,100       2,100        2,100
      Amortization of goodwill                                 100          100          100          100         100          100
      Amortization of intangibles                                -            -            -            -           -            -
      Minority interest                                          -            -            -            -           -            -
      Other non-cash                                             -            -            -            -           -            -
      Changes in current assets                             (1,801)      (5,767)      (2,240)      (4,183)     (4,640)      (4,965)
      Changes in current liabilities                         1,692       (2,254)         945        1,764       1,957        2,094
                                                          --------     --------     --------     --------    --------    ---------
   Net cash provided by operating activities                 6,793         (556)       6,826        6,995       8,250        9,550

   Cash flows from investing activities
      Capital expenditures (net of dispositions)            (5,178)      (2,100)      (2,100)      (2,100)     (2,100)      (2,100)
      Investments in new goodwill                                0            0            0           (0)         (0)          (0)
      Acquisition of additional intangibles                      -            -            -            -           -            -
      Changes in other long-term assets & liabilities       (1,918)       1,115        1,045           83          92           99
                                                          --------     --------     --------     --------    --------    ---------
   Net cash provided by investing activities                (7,096)        (985)      (1,055)      (2,017)     (2,008)      (2,001)

   Cash flows from financing activities
      Dividends paid                                        (1,900)           -            -            -           -            -
      Proceeds from sale of stock                                -            -            -            -           -            -
      Proceeds from debt issue                               5,000            -            -            -           -            -
      Cash inflow (outflow) from other equity                    -            -            -            -           -            -
      Repayment of debt                                     (9,655)        (680)      (8,678)      (5,256)     (2,035)        (278)
      Repurchase of stock                                        -            -            -            -           -            -
      Drawdown on revolver                                   7,098        2,222        2,908          278           -            -
                                                          --------     --------     --------     --------    --------    ---------
   Net cash provided by financing activities                   543        1,542       (5,770)      (4,978)     (2,035)        (278)
                                                          --------     --------     --------     --------    --------    ---------
   Net additions to cash                                  $    240     $      0     $      0     $      0    $  4,208    $   7,271
                                                          ========     ========     ========     ========    ========    =========

   Beginning cash balance                                       10          250          250          250         205        4,458
   Ending cash balance                                         250          250          250          250       4,458       11,728

INVESTMENT BANKING GROUP

   PLASTI-LINE, INC. -- Company Projection Model
   Historical and Projected Income Statement Ratios (Percent of Sales)


   (Fiscal Year Ended December)
   10/29/97  12:03 PM                                HISTORICAL
                                           1994        1995        1996         AVERAGE
                                          ------     -------     -------      ----------
   Revenues                                100.0%      100.0%      100.0%          100.0%
   Cost of sales, net dep.                  78.3%       80.3%       80.6%           79.7%
                                          ------      ------      ------       ---------
   Gross profit                             21.7%       19.7%       19.4%           20.3%

   General and administrative               17.1%       14.4%       12.7%           14.7%
   Selling                                   0.0%        0.0%        0.0%            0.0%
   Provision for restructuring costs         3.1%        0.0%        0.0%            1.0%
   Provision for pension curtailment         0.0%        0.5%        0.0%            0.2%
                                          ------      ------      ------       ---------
  Total operating expenses                  20.2%       14.9%       12.7%           15.9%

   EBITDA                                    1.6%        4.8%        6.7%            4.3%

   Depreciation                              2.4%        1.6%        1.7%            1.9%
   Goodwill write-off/amortization           5.1%        0.0%        0.0%            1.7%
                                          ------      ------      ------       ---------
   Total depreciation & amortization         7.5%        1.6%        1.7%            3.6%

   Total operating income                   (5.9%)       3.1%        5.0%            0.7%

   Interest expense                          0.9%        1.0%        1.2%            1.0%
   Interest (income)                         0.0%        0.0%        0.0%            0.0%
                                          ------      ------      ------       ---------
  Other expenses (income)                    0.9%        1.0%        1.2%            1.0%

   Pre-tax income                           (6.9%)       2.1%        3.8%           (0.3%)
   Provision (benefit) for income taxes      9.8%       36.6%       36.1%           27.5%
                                          ------      ------      ------       ---------
   Net income                               (6.2%)       1.3%        2.4%           (0.8%)
                                          ======      ======      ======       =========

                                                               PROJECTED
                                           1997       1998       1999            2000           2001       2002
                                          ------     ------      ------        ---------       ------     ------
   Revenues                                100.0%     100.0%      100.0%           100.0%       100.0%     100.0%
   Cost of sales, net dep.                  79.8%      81.0%       80.7%            80.2%        79.7%      79.2%
                                          ------     ------      ------        ---------       ------     ------
   Gross profit                             20.2%      19.0%       19.3%            19.8%        20.3%      20.8%

   General and administrative                7.4%       6.8%        6.8%             6.8%         6.7%       6.7%
   Selling                                   5.1%       4.5%        4.5%             4.5%         4.5%       4.5%
   Provision for restructuring costs         0.0%       0.0%        0.0%             0.0%         0.0%       0.0%
   Provision for pension curtailment         0.0%       0.0%        0.0%             0.0%         0.0%       0.0%
                                          ------     ------      ------        ---------       ------     ------
   Total operating expenses                 12.4%      11.3%       11.3%            11.3%        11.2%      11.2%

   EBITDA                                    7.7%       7.7%        8.0%             8.5%         9.1%       9.6%

   Depreciation                              1.4%       1.3%        1.3%             1.2%         1.1%       1.1%
   Goodwill write-off/amortization           0.1%       0.1%        0.1%             0.1%         0.1%       0.1%
                                          ------     ------      ------        ---------       ------     ------
   Total depreciation & amortization         1.5%       1.4%        1.3%             1.3%         1.2%       1.1%

   Total operating income                    6.2%       6.3%        6.7%             7.3%         7.9%       8.5%

   Interest expense                          0.6%       0.7%        0.6%             0.4%         0.2%       0.1%
   Interest (income)                        (0.0%)     (0.0%)      (0.0%)           (0.0%)       (0.1%)     (0.2%)
                                          ------     ------      ------        ---------       ------     ------
   Other expenses (income)                   0.6%       0.7%        0.6%             0.3%         0.1%      (0.1%)

   Pre-tax income                            5.6%       5.6%        6.1%             6.9%         7.8%       8.6%
   Provision (benefit) for income taxes     40.0%      40.0%       40.0%            40.0%        40.0%      40.0%
                                          ------     ------      ------        ---------       ------     ------
   Net income                                3.4%       3.4%        3.6%             4.1%         4.7%       5.1%
                                          ======     ======      ======        =========       ======     ======

INVESTMENT BANKING GROUP

   PLASTI-LINE, INC. -- COMPANY PROJECTION MODEL
   HISTORICAL AND PROJECTED INCOME STATEMENT RATIOS (PERCENT OF SALES)


   (Fiscal Year Ended December)
   10/29/97  12:03 PM                                      HISTORICAL
                                                  1994        1995        1996         AVERAGE
                                                -------     -------     -------      ----------
   ASSETS
   ------
   Cash                                             0.0%        0.0%        0.0%            0.0%
   Short-term investments                           0.8%        0.0%        0.0%            0.3%
   Accounts receivable                             20.5%       26.1%       17.4%           21.3%
   Inventory                                       24.6%       30.4%       20.8%           25.3%
   Prepaid expenses                                 2.1%        1.0%        0.6%            1.3%
   Deferred income taxes                            2.4%        1.8%        1.0%            1.7%
                                                -------     -------     -------      ----------
   Total current assets                            50.4%       59.3%       39.9%           49.9%

   Gross plant and equip.                          36.5%       29.7%       24.6%           30.3%
   Accumulated depreciation                       (21.2%)     (16.3%)     (14.5%)         (17.3%)
                                                -------     -------     -------      ----------
   Net P,P&E                                       15.3%       13.3%       10.1%           12.9%

   Goodwill, net of accumulated amortization        0.0%        1.5%        1.1%            0.8%
   Other fixed assets                               0.2%        0.2%        0.2%            0.2%
   Columbia Industrial Bond Trust                   0.0%        0.0%        0.0%            0.0%
                                                -------     -------     -------      ----------
   Total assets                                    65.8%       74.3%       51.3%           63.8%
                                                =======     =======     =======      ==========

                                                                     PROJECTED
                                                  1997       1998       1999            2000           2001       2002
                                                -------    -------     -------       ----------      -------    -------
   ASSETS
   ------
   Cash                                             0.2%        0.2%        0.2%            0.1%         2.4%       5.9%
   Short-term investments                           0.0%        0.0%        0.0%            0.0%         0.0%       0.0%
   Accounts receivable                             16.5%       16.5%       16.5%           16.5%        16.5%      16.5%
   Inventory                                       20.0%       20.0%       20.0%           20.0%        20.0%      20.0%
   Prepaid expenses                                 0.6%        0.6%        0.6%            0.6%         0.6%       0.6%
   Deferred income taxes                            1.0%        1.0%        1.0%            1.0%         1.0%       1.0%
                                                -------     -------     -------      ----------      -------    -------
   Total current assets                            38.3%       38.3%       38.2%           38.3%        40.5%      44.0%

   Gross plant and equip.                          26.4%       25.2%       25.6%           25.2%        24.6%      24.1%
   Accumulated depreciation                       (14.8%)     (14.7%)     (15.5%)         (15.7%)      (15.8%)    (15.8%)
                                                -------     -------     -------      ----------      -------    -------
   Net P,P&E                                       11.6%       10.5%       10.1%            9.4%         8.8%       8.3%

   Goodwill, net of accumulated amortization        0.9%        0.8%        0.7%            0.6%         0.5%       0.4%
   Other fixed assets                               0.2%        0.2%        0.2%            0.2%         0.2%       0.2%
   Columbia Industrial Bond Trust                   1.4%        0.6%        0.0%            0.0%         0.0%       0.0%
                                                -------     -------     -------      ----------      -------    -------
   Total assets                                    52.4%       50.3%       49.2%           48.5%        50.0%      52.8%
                                                =======     =======     =======      ==========      =======    =======

INVESTMENT BANKING GROUP

PLASTI-LINE, INC. -- COMPANY PROJECTION MODEL
HISTORICAL AND PROJECTED BALANCE SHEET RATIOS (PERCENT OF SALES)

(Fiscal Year Ended December)

                                                          HISTORICAL                                PROJECTED
                                                      1994   1995   1996   AVERAGE   1997   1998   1999   2000   2001   2002
                                                      ----   ----   ----   -------   ----   ----   ----   ----   ----   ----
LIABILITIES & EQUITY
--------------------
Current maturities & short-term debt                   1.0%   1.7%   0.6%    1.1%     0.0%   0.0%   0.0%   0.0%   0.0%   0.0%
Accounts payable                                       8.6%  14.1%   6.2%    9.6%     6.0%   6.0%   6.0%   6.0%   6.0%   6.0%
Accrued liabilities                                    5.2%   5.5%   4.7%    5.1%     4.5%   4.5%   4.5%   4.5%   4.5%   4.5%
Income taxes currently payable                        (0.1)%  0.7%   0.1%    0.2%     0.1%   0.1%   0.1%   0.1%   0.1%   0.1%
Customer deposits and deferred revenue                 5.8%   5.5%   8.8%    6.7%     8.8%   5.5%   5.5%   5.5%   5.5%   5.5%
                                                      ----   ----   ----    ----     ----   ----   ----   ----   ----   ----
Total current liabilities                             20.5%  27.4%  20.2%   22.7%    19.4%  16.1%  16.1%  16.1%  16.1%  16.1%

Long term debt
  Revolver                                             0.0%   0.0%   0.0%    0.0%     5.0%   5.9%   4.0%   1.0%   0.0%   0.0%
  Credit facility/long-term debt                       9.5%  19.9%   6.8%   12.1%     0.0%   0.0%   0.0%   0.0%   0.0%   0.0%
  Knox County Industrial Bonds                         6.8%   4.5%   3.0%    4.8%     2.3%   1.7%   0.0%   0.0%   0.0%   0.0%
  Columbia Industrial Bonds                            0.0%   0.0%   0.0%    0.0%     3.5%   3.2%   2.9%   2.6%   2.2%   2.0%
                                                      ----   ----   ----    ----     ----   ----   ----   ----   ----   ----
  Total debt                                          16.3%  24.4%   9.9%   16.9%    10.9%  10.8%   6.9%   3.6%   2.2%   2.0%
  Less current portion                                (1.0)% (1.7)% (0.6)%  (1.1)%    0.0%   0.0%   0.0%   0.0%   0.0%   0.0%
                                                      ----   ----   ----    ----     ----   ----   ----   ----   ----   ----
  Total long-term debt                                15.4%  22.7%   9.3%   15.8%    10.9%  10.8%   6.9%   3.6%   2.2%   2.0%

Deferred income taxes                                  1.3%   1.1%   0.9%    1.1%     0.9%   0.9%   0.9%   0.9%   0.9%   0.9%
Deferred liabilities                                   0.1%   0.1%   0.1%    0.1%     0.1%   0.1%   0.1%   0.1%   0.1%   0.1%
                                                      ----   ----   ----    ----     ----   ----   ----   ----   ----   ----
Total liabilities                                     37.2%  51.3%  30.5%   39.7%    31.2%  27.8%  23.9%  20.6%  19.3%  19.0%

Common stock                                           0.0%   0.0%   0.0%    0.0%     0.0%   0.0%   0.0%   0.0%   0.0%   0.0%
Additional paid-in-capital                             3.1%   2.5%   2.1%    2.5%     1.9%   1.7%   1.7%   1.6%   1.5%   1.4%
Retained earnings                                     25.5%  20.5%  18.7%   21.6%    19.3%  20.8%  23.7%  26.3%  29.3%  32.5%
                                                      ----   ----   ----    ----     ----   ----   ----   ----   ----   ----
Total stockholders' equity                            28.6%  23.0%  20.7%   24.1%    21.2%  22.5%  25.3%  27.9%  30.7%  33.9%
                                                      ----   ----   ----    ----     ----   ----   ----   ----   ----   ----
Total liabilities & equity                            65.8%  74.3%  51.3%   63.8%    52.4%  50.3%  49.2%  48.5%  50.0%  52.8%
                                                      ====   ====   ====    ====     ====   ====   ====   ====   ====   ====

INVESTMENT BANKING GROUP

                 PLASTI-LINE, INC. HISTORICAL INCOME STATEMENTS

(in thousands)

                                                               FISCAL YEARS ENDED
                       ---------------------------------------------------------------------------------------------------
                        1987      1988      1989      1990      1991      1992      1993      1994       1995       1996
                       -------   -------   -------   -------   -------   -------   -------   -------   --------   --------
Revenue

Net Sales              $66,503   $76,552   $89,464   $85,864   $71,548   $83,220   $90,362   $77,309   $103,247   $130,876
Other Income               203       155       709       552       874     1,114       751       853        571        303
                       -------   -------   -------   -------   -------   -------   -------   -------   --------   --------
  Total Revenue         66,706    76,707    90,173    86,416    72,422    84,334    91,113    78,162    103,818    131,179

Cost and Expenses
Cost of Sales           51,970    60,495    71,248    73,135    60,567    68,493    74,433    63,060     85,114    107,956
Selling, general and
  administrative         9,316     9,097    10,717    10,495     9,147    11,203    11,353    13,349     14,979     16,701
Interest Expense         1,760     2,599     2,145     1,787       969       632       684       712      1,040      1,593
Goodwill Write-Off                                                                             3,986
Provision for
  Restructuring Costs                                                                          2,416
Provision for Pension
  Curtailment                                                                                               483
Other Expense
                       -------   -------   -------   -------   -------   -------   -------   -------   --------   --------
Total Costs and
  Expenses              63,046    72,191    84,110    85,417    70,683    80,328    86,470    83,523    101,616    126,250
                       -------   -------   -------   -------   -------   -------   -------   -------   --------   --------
Income (Loss) Before
  Taxes and
  Accounting             3,660     4,516     6,063       999     1,739     4,006     4,643    (5,361)     2,202      4,929
Income Tax Benefit
  (Provision)           (2,104)   (1,979)   (2,341)     (296)     (838)   (1,621)   (1,789)      524       (805)    (1,781)
Cumulative Effect of
  Accounting Change                                                         (648)
                       -------   -------   -------   -------   -------   -------   -------   -------   --------   --------
Net Income (Loss)        1,556     2,537     3,722       703       901     1,737     2,854    (4,837)     1,397      3,148
                       =======   =======   =======   =======   =======   =======   =======   =======   ========   ========
Earnings Before
  Interest and Taxes     5,420     7,115     8,208     2,786     2,708     4,638     5,327    (4,649)     3,242      6,522

                          NINE MONTHS
                             ENDED
                       -----------------
                       9/30/96   9/30/97
                       -------   -------
Revenue
Net Sales              $96,413   $94,361
Other Income                 7        579
                       -------   -------
  Total Revenue         96,420     94,940
Cost and Expenses
Cost of Sales           79,929     77,212
Selling, general and
  administrative        11,615     12,276
Interest Expense         1,320        588
Goodwill Write-Off
Provision for
  Restructuring Costs
Provision for Pension
  Curtailment
Other Expense               51        189
                       -------   -------
Total Costs and
  Expenses              92,915     90,265
                       -------   -------
Income (Loss) Before
  Taxes and
  Accounting             3,505      4,675
Income Tax Benefit
  (Provision)           (1,332)    (1,870)
Cumulative Effect of
  Accounting Change
                       -------   -------
Net Income (Loss)        2,173      2,805
                       =======   =======
Earnings Before
  Interest and Taxes     4,825      5,263